Exhibit 10

Confidential Treatment Requested. Confidential portions of this exhibit have been redacted and have been separately filed with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code V	Page of Pages 1 6

2. Amendment/Modification No. P00526	3. Effective Date	4. Requisition/Purchase Req. No. 09-CMA-0057	5. Project No. (if applicable) 14631

6. Issued By Code MDA906 DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY/CM 16401 E. CENTRETECH PARKWAY AURORA, CO 80011-9066 CLAYTON R. SMITH 303 676-3854	7. Administered By (if other than Item 6) Code SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

HUMANA MILITARY HEALTHCARE SERVICES,                Vendor ID: 00000265

500 W. MAIN STREET                                                   DUNS: 805349198

P.O. BOX 740062

LOUISVILLE KY 40202                                                 CAGE: 050S0

		(x)	9A. Amendment of Solicitation No.

9B. Date (See Item 11)
10A. Modification of Contract/Order No. MDA906-03-C-0010
		X	10B. Date (See Item 13) August 27, 2003
Code	Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required) $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc) Set forth item 14, pursuant to the authority of FAR 43.103(b)
X	C. This supplemental agreement is entered into pursuant to authority of: FAR 6.302; J&A signed by USD (AT&L) July 29, 2008
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [ X ] is required to sign this document and return 1 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of modification no. P00526 is to add three (3) additional Option Periods (Option Period VI for 1 year and Option Periods VII and VIII for 6 months each) to the term of this Contract No. MDA906-03-C-0010 between the Government and Humana Military Healthcare Services, Inc. (HMHS) and to correct pricing error on SLIN 0508AE.

See Following Pages.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print) DAVID J. BAKER PRESIDENT & CEO, HMHS		16A. Name and title of Contracting Officer (Type or Print) CHARLES R. BROWN 303 676-3652 CONTRACTING OFFICER charles.brown@tma.osd.mil
15B. Contractor/Offeror /s/ David J. Baker	15C. Date Signed 01-16-09	16B. United States of America /s/ Charles R. Brown	16C. Date Signed JAN 16 2009
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

****Includes confidential material omitted and filed separately with the Commission.

B. This contract extension adds one additional one-year option period, Option Period VI (April 1, 2009 through March 31, 2010) and two additional 6 month option periods, Option Period VII (April 1, 2010 through September 30, 2010) and Option Period VIII (October 1, 2010 through March 31, 2011). The addition of Option Periods VI, VII, and VIII to this contract does not commit the Government to the exercise of these options. In addition this modification updates the contract terms and conditions to incorporate the three (3) additional option periods and align the clauses governing this extension with the latest version of the Federal Acquisition Regulation (FAR) and the Defense Federal Acquisition Regulation Supplement (DFARS). This modification also incorporates the Small Business Subcontracting Plan for Option Period VI, VII, and VIII dated January 8, 2009.

C. SLIN 0508AE price is hereby changed from $ **** to $ **** . This correction is necessary, because modification no. P00496 incorrectly added $**** to the value of SLIN 0508AE and P00508 incorrectly added $**** to the value of SLIN 0508AE resulting in an overstatement of the contract price by $**** . This error effected modifications P00496, P00499, P00501, P00508 and P00517 which were incorrectly priced.

D. As part of this extension, the Contract Line Item Numbers (CLINs) specified in the table below are hereby added to this contract. The unit prices, quantities and total amounts for each CLIN for Option Period VI, Option Period VII, and Option Period VIII are shown in the attached Schedule B of this modification, which replaces Schedule B in its entirety.

The CLINs being added to Option Period VI, VII, and VIII are as follows:

Description	OP VI	OP VII	OP VIII
ADMINISTRATIVE SUPPORT SERVICES
Claims Processing	0601	0701	0801
Electronic claim rate	0601AA	0701AA	0801AA
Paper claim rate	0601AB	0701AB	0801AB
Foreign claim rate	0601AC	0701AC	0801AC
Medicare Dual Eligible Foreign claim rate	0601AD	0701AD	0801AD
Per Member Per Month	0602	0702	0802
First 6 month contract period, MHS Eligible	0602AA	0702AA	0802AA
Adjusted 6 month contract period, MHS Eligible	0602AB
First 6 month contract period, TRS	0602AC	0702AC	0802AC
Adjusted 6 month contract period, TRS	0602AD
Disease Management	0603	0703	0803
Disease Management	0603AA	0703AA	0803AA
Disease Management Fixed Fee	0603AB	0703AB	0803AB
Customer Satisfaction Award Fee Pool	0604	0704	0804
First Quarter	0604AA	0704AA	0804AA
Second Quarter	0604AB	0704AB	0804AB
Third Quarter	0604AC
Fourth Quarter	0604AD
Transition Out	0606	0706	0806
TRICARE Service Centers	0607	0707	0807
HEALTH CARE SERVICES
Underwritten Health Care Costs	0608	0708	0808
Negotiated	060801	070801	080801
Underwritten Fee – Fee Percentage 3.00	0608AE	0708AE	0808AE
CHANGE ORDERS
EWRAS Contingency Plan	0611AA	0711AA	0811AA
Philippine Education & Fraud	0611AC	0711AC	0811AC
Enrollment Fee Refunds	0611AF	0711AF	0811AF
TOM Change 6	0611AH	0711AH	0811AH
UIN Portability	0611AJ	0711AJ	0811AJ
Timeframe for Refund of Enrollment Fees	0611AL	0711AL	0811AL

MDA906-03-C-0010	MOD NO. P00526

Page - 2

****Includes confidential material omitted and filed separately with the Commission.

E. The update to the Contract sections and applicable FAR clauses for Option Periods VI, VII, and VII are as follows. Changes made to a particular page are indicated by a line in the left margin.:

1. Section C of the Contract is modified as follows:

Subsection C-7.1.10. (a) adds Option Period VI, VII and VIII requirements for electronic claims processing as follows:

“Option Period VI	**** %
Option Period VII	**** %
Option Period VIII	**** %”

As a result of this modification, contract replacement Section C, page C-3 is provided. Remove the current Section C, page C-3 and insert the attached replacement Section C, page C-3.

2. Section F of the Contract is modified as follows:

Subsection F.3. a. adds the periods of performance for Option Periods VI, VII and VIII as follows:

“Option Period VI	1 April 2009 – 31 March 2010
Option Period VII	1 April 2010 – 30 September 2010
Option Period VIII	1 October 2010 – 31 March 2011”

Subsection F.5.b. (20) updates the Option Periods II through VII by replacing the second sentence as follows:

“Update by the 60th calendar day of option periods II through VII”

As a result of this modification, contract replacement Section F, page F-1 and F-3 are provided. Remove the current Section F, page F-1 and F-3 and insert the attached replacements Section F, page F-1 and F-3.

3. Section G of the Contract is modified as follows:

Subsection G-3 (d) The Disease Management Cost Reimbursement SLINs 0603AA, 0703AA, and 0803AA are added by changing the first sentence to read as follows:

“(d) Disease Management – Cost Reimbursement SLINs 0105AA, 0203AA, 0303AA, 0403AA, 0503AA, 0603AA, 0703AA, and 0803AA.”

Subsection G-5. updates the determination of eligible beneficiaries for Option Periods VI, VII and VIII by changing the first two sentences to read as follows:

“The Government will unilaterally determine the number of MHS eligible beneficiaries two times each Option Period I through VI under the Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each Option Period VII and VIII.”

Subsection G-6 updates the determination of TRICARE Reserve Select enrolled beneficiaries for Option Period I through VI by changing the first sentence and adding a second sentence as follows:

“The Government will unilaterally determine the number of TRICARE Reserve Select enrolled beneficiaries two times each Option Period I through VI under the TRS Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each Option Period VII and VIII.”

MDA906-03-C-0010	MOD NO. P00526

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****Includes confidential material omitted and filed separately with the Commission.

As a result of this modification, contract replacement Section G, page G-2 and G-5 is provided. Remove the current Section G, page G-2 and G-5 and insert the attached replacement Section G, page G-2 and G-5.

4. Section H of the contract is modified as follows:

Through out Section H, all references to Option Periods “one”, “two”, ”three”, ”four”, and ”five” are corrected to reflect roman numerals “I”, “II”, “III”, ”IV”, and ”V” respectively.

Subsection H.1.b.(2)(b) adds instructions on target health care cost for Option Periods VI, VII and VIII by changing the second sentence of paragraph (b) to read as follows:

“The negotiation process shall begin with the submission of a proposal by the contractor not later than the first day of the seventh month of Option Period I through VI with VII and VIII combined into one negotiation period.”

Subsection H.1.b.(3) adds the following text to the first paragraph and adds paragraph 2:

“For Option Period VI through VIII the fall-back process is retained, but the dollar amount for use in the fall-back” formula established at contract award is determined as follows:

For option VI, the fixed target fee to be used in the fall-back formula would be set at the level of the option V negotiated target fee (as modified by any subsequent change-orders not already considered in the negotiated amount) accelerated to option VI at the same annual rate as proposed by HMHS for the acceleration of its fixed-fee amounts from option II through option V (8.0%). For option VII, which is a six-month Option Period, the fixed fee amount would be set at half of the option VI fixed fee, accelerated at the same annual rate for a period of 9 months (from the mid-point of option VI, to the mid-point of option VII), resulting in a multiplicative factor of .5297 from option VI to option VII. For option VIII, which is also a six-month Option Period, the option VII fixed fee would be accelerated at the same annual rate for an additional six months (from the mid-point of option VII to the mid-point of option VIII), resulting in a multiplicative factor of 1.0392 from option VII to VIII. The multiplicative factors will be rounded to four decimal places. Based on this procedure and the current negotiated target fee for option V ($****), the following fixed-fee amounts would apply for option VI - $**** , option VII - $**** and option VIII - $**** .”

Subsection H.1.b.(5)(c) changes the Option Period end date to OP VIII by changing the first sentence as follow:

“The final determination of fee will occur approximately 12 to 18 months after the end of the Option Period to which it applies. This final determination will be based on underwritten TEDs accepted by TMA through the ninth month (Option Periods I and II) and through the sixth month (Option Periods III through VIII), after the end of the Option Period.”

Subsection H.8.c. adds the performance guarantee amounts for OP VI, VII, and VIII as follows:

“*Option Period VI	$ ****
*Option Period VII	$ ****
*Option Period VIII	$ ****”

Subsection H.9. updates the award fee quarterly pool by changing the first and second sentence as follows:

“The award fee will be administered quarterly following the completion of each contract quarter in accordance with the award fee plan. The award fee pool is prorated into two quarters in Option Periods I, VII and VIII and into four equal amounts for the option years II through VI as shown in Section B.”

Subsection H.11.b.(1)(a) section title is deleted in its entirety and replaced with subsection (a) title as follows:

“(a) Sampling Methodology and Application of Results for Option Period I”

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Subsection H.11.b.(1)(a), the seventh sentence is deleted in its entirety and replaced as follows:

“Samples will be drawn from those underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period, through the ninth month after the end of option period I.”

Subsection H.11.b.(1) (b) is deleted in its entirety and replaced with subsection (b) as follows:

“(b) Sampling Methodology and Application of Results for Option Periods II through VIII

For Option Periods II through VIII, the same sampling methodology will be used as described in Section H.11.b.(1) (a) above for Option Period I. For Option Period II, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period through the ninth month. For Option Periods III through VI, samples will be drawn from underwritten TED records with end dates of service in the respective option period, and which are fully or provisionally accepted into the TMA database through the sixth month after the end of the option period.

For Option Periods VII and VIII, a single audit will be performed. If only OP VII is exercised an audit will be drawn from underwritten TED records with end dates of service in OP VII. Should the Government exercise OP VIII then an audit sample will be drawn from underwritten TED records with end dates of service in both OP VII and OP VIII. Samples for OP VII and OP VIII will be drawn from underwritten TED records which are fully or provisionally accepted into the TMA database through the sixth month following the end of the last exercised Option Period.

For Option Periods III through VIII, the Government will draw the sample no later than seven (7) months after the end of the respective option period. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum of the option period transaction records available through the sixth month after the end of the option period). The total overpayment recovery amount for each option period will be determined based on the lower bound of a one-sided ninety-percent (90%) confidence interval. At the same time the sample list is issued to the contractor the Government shall provide a complete listing of all TED records that encompass the audit universe for each respective Option Period. The contractor must identify all TED records that it believes should be excluded from the audit universe including non-underwritten records, and records that were not within the dates of service range for the respective Option Period. Documentation justifying a records exclusion from the audit sample or audit universe must be received by the Government not later than thirty (30) days after receipt of the universe listing. Records identified as non-underwritten or outside of the option period date range, will be removed from the audit sample and the audit universe by the Government and will not be replaced.”

Subsection H.11.b.(3)(c)[3] first sentence is deleted in its entirety and replaced as follows:

“The contractor will be able to use this process for four full calendar quarters following the sample claim pull for Option Periods II through VIII.”

As a result of this modification contract replacement Section H is provided. Remove the current Section H, and insert the attached replacement Section H pages H-1 through H-26.

5. Section I of the Contract is modified as follows:

Subsection I.20,I.33, and I.111(c) are deleted in their entirety and replaced as follows:

“I.20. 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY(MAR 1998)”

I.33. 52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)

(Reference 19.708)

MDA906-03-C-0010	MOD NO. P00526

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	SOUTH CONTRACT

	BASE PERIOD 1 September 2003 - 31 October 2004

0001	Transition	1	LT	****	****

000101	Transition Geographic Area 3 and 4 1 October 2003 – 31 July 2004 ($****)

000102	Transition Geographic Area 6 1 January 2004 – 31 October 2004 ($****)

0002	Cancelled

0003	Change Order Implementation

0003AA	DEERS Changes	1	LT	****	****

0003AB

	TRICARE Systems Manual Change 5	1	LT	****	****

0003AC	TRICARE Reimbursement Manual Change 5	1	LT	****	****

0003AD	TRICARE Operations Manual Change 6	1	LT	****	****

0003AE	TRICARE Policy Manual Change 5	1	LT	****	****

0003AF	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	1	LT	****	****

0004	Cancelled

0004AA	Cancelled

0005	Cancelled

0005AA	Cancelled

0006	Cancelled

0006AA	Cancelled

0007	Cancelled

0007AA	Cancelled

	BASE PERIOD TOTAL ESTIMATED COST $****

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Modification P00526

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	OPTION PERIOD I 1 April 2004 – 31 March 2005

0101	Cancelled

0102	Cancelled

	ADMINISTRATIVE SUPPORT SERVICES

0103	Claims Processing (Fixed unit rate) (Requirements line item)

0103AA	Non-TFL Electronic claim rate (quantity is estimated)	6,559,827	EA	****	****

0103AB	Non-TFL Paper claim rate (quantity is estimated)	1,157,617	EA	****	****

0103AC	Non-TFL Foreign claim rate (quantity is an estimate for an 8 month period)	525,303	EA	****	****

0103AD	TFL Electronic claim rate (quantity is estimated)	60,000	EA	****	****

0103AE	TFL Paper claim rate (quantity is estimated)	10,000	EA	****	****

0103AF	TFL Foreign claim rate (quantity is estimated for a two month period)	283,000	EA	****	****

0104	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0104AA	First 6 month contract period	3,488,796	MM	****	****

	The estimated number of MHS eligible beneficiaries (581,466) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0104AB	Adjusted 6 month contract period	15,488,964	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,581,494) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0105	Disease Management (Cost plus fixed fee line item)

0105AA	Estimated cost = $2,250,000 (Government provided estimate)	1	LT	$****	$****

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0105AB	Fixed Fee	8	MO	****	****

0106	Customer Satisfaction Award Fee Pool

0106AA	Third Quarter	1	EA	****	****

0106AB	Fourth Quarter	1	EA	****	****

0107	Contracting Officer Directed Travel = $50,000 (Government provided estimate)	1	LT	****	****

0108	Transition Out (Firm fixed price line item)	1	LT	****	****

0109	TRICARE Service Centers (Firm fixed price) $****	8	MO

0109AA	1 August 2004 - 31 October 2004	3	MO	****	****

0109AB	1 November 2004 – 31 March 2005	5	MO	****	****

	HEALTH CARE SERVICES

0110	Underwritten Health Care Costs	1	YR
	(Cost plus incentive fee)

011001	Target Underwritten Health Care Cost $**** through P00393 (Actual Underwritten Costs thru P00383 $****	1	YR

0110AA	Army Non-Active Duty MTF Prime Enrollee Care	1	YR	****	****

0110AB	Navy Non-Active Duty MTF Prime Enrollee Care	1	YR	****	****

0110AC	Air Force Non-Active Duty MTF Prime Enrollee	1	YR	****	****
	Care

0110AD	TMA Civilian Network Enrollee and Non-Enrollee Care	1	YR	****	****

0110AE	Underwriting Fee Fee	1	YR	$****	$****

	(Proposed Target Underwriting Fee was $****.****.****

0111	Non-Underwritten Supplemental Health Care Costs $****	1	YR

0111AA	Army Supplemental Health Care	1	YR	****	****

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

0111AB	Navy Supplemental Health Care	1	YR	****	****

0111AC	Air Force Supplemental Health Care	1	YR	****	****

	CHANGE ORDERS

0112	Change Order Implementation

0112AA	HIPAA – Transactions and Code Sets Compliance Extension (TOM9)	1	JB	****	****

0112AB	TRICARE Manual Consolidated Changes (TOM13) (TSM13)	1	LT	****	****

0112AC	Revised Personnel Security ADP/IT Requirement	1	LT	****	****

0112AD	Combo Change Package (TRM11)	1	LT	****	****

0112AE	Philippine per diem reimbursement system (TPM10)(TRM12)(TSM16)	1	LT	****	****

0112AF	TNEX Combo (TPM 11) (PSM 17)	1	LT	****	****

0112AG	Medicare Part A Under 65 Dual Eligible	1	LT	****	****

0112AH	Extended Care Health Option (ECHO) Start-Up	1	LT	****	****

0112AJ	NDAA-02 TNEX Manual Changes Start-Up	1	LT	$****	$****

0112AK	TRICARE Reserve Select TOM 18 and TSM 22	1	LT	****	****

0112AL	Section 703 Reservist Early Eligibility (TOM20/TPM16)	1	LT	****	****

0112AM	HIPSA Bounus Payments Psychiartists (TPM 19) (TRM 25) (TOM 22)

0112AN	Operation Noble Eagle/Operation Enduring Freedom (TOM 10) (TRM7) (TSM9)	1	LT	****	****

0112AP	HPSA Bonus Payments-Psychiatrists (TPM19&20/TRM25/TOM22)	1	LT	****	****

0112AQ	Early Eligibility and Extended TAMP (TOM 11)	1	LT	****	****

0112AR	Update to TRICARE Bonus Payments (TRM21 & TSM21)	1	LT	****	****

0113	Change Order On-going Administration

			LT

0113AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	1		****	****

0113AB	Custodial Care Transitional Policy (CCTP) (TPM7)	2	MO	****	****

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0113AC	Operation Noble Eagle/Operation Enduring Freedom (TOM 10) (TRM7) (TSM9)	8	MO	****	****

0113AD	Early Eligibility (TOM 11)	10	MO	****	****

0113AE	Extended TAMP (TOM 11)	10	MO	****	****

0113AF	DEERS Changes	6	MO	****	****

0113AG	TRICARE Operations Manual Change 6		MO	****	****

0113AH	Sec 703 Reservist Early Eligibility (TOM20/TPM16)	3	MO	****	****

0113AJ	Sec 706 Transitional Assistance Management Program (Extended TAMP) (TOM20/TPM16)	3	MO	****	****

0114	Clinical Support Agreement Program (Indefinite Quantity) Min. Order: -0- Max. Order: $100,000.00	1	LT	****	****

0115	Resource Sharing (Indefinite Quantity CLIN) Min. Order: -0- Max. Order: $10,000,000.00	1	LT	****	****

	OPTION PERIOD I TOTAL ESTIMATED COST $****

	OPTION PERIOD II 1 April 2005 – 31 March 2006

	ADMINISTRATIVE SUPPORT SERVICES

0201	Claims Processing (Fixed unit rate) (Requirements line item)

0201AA	Electronic claim rate (quantity is estimated)	12,031,566	EA	****	****

0201AB	Paper claim rate (quantity is estimated)	2,123,217	EA	****	****

0201AC	Foreign claim rate (quantity is estimated)	1,158,302	EA	****	****

0201AD	Medicare Dual Eligible Foreign claim rate (quantity is estimated)	500,000	EA	****	****

0202	Per Member Per Month (Fixed unit rate per member month)	12	MM

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	(Requirements line item)

0202AA	First 6 month contract period	17,254,584	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,756,047) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0202AB	Adjusted 6 month contract period	16,536,282	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,756,047) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0202AC	PMPM First 6 month contract period -TRS	1	LT	****	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (7,166) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

0202AD	PMPM Adjusted 6 month contract period - TRS	1	LT	****	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (41,054) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

0203	Disease Management (Cost plus fixed fee line item)

0203AA	Estimated Cost = $4,060,000 (Government provided estimate)	1	LT	****	****

0203AB	Fixed Fee	12	MO	****	****

0204	Customer Satisfaction Award Fee Pool

0204AA	First Quarter	1	EA	****	****

0204AB	Second Quarter	1	EA	****	****

0204AC	Third Quarter	1	EA	****	****

0204AD	Fourth Quarter	1	EA	****	****

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0205	Contracting Officer Directed Travel = $50,000 (Government provided estimate)	1	LT	****	****

0206	Transition Out (Firm fixed price line item)	1	LT	****	****

0207	TRICARE Service Centers (Firm fixed price line item)	12	MO	****	****

	HEALTH CARE SERVICES

0208	Underwritten Health Care Costs (Cost plus incentive fee)	1	YR

020801	Target Underwritten Health Care Cost $****	1	YR

0208AA	Army Non-Active Duty MTF Prime Enrollee Care	1	YR	****	****

0208AB	Navy Non-Active Duty MTF Prime Enrollee Care	1	YR	****	****

0208AC	Air Force Non-Active Duty MTF Prime Enrollee Care	1	YR	****	****

0208AD	TMA Civilian Network Enrollee and Non-Enrollee Care	1	YR	****	****

0208AE	Underwriting Fee ****	1	YR	$****	$****

0209	Non-Underwritten Supplemental Health Care Costs	1	YR

0209AA	Army Supplemental Health Care	1	YR	****	****

0209AB	Navy Supplemental Health Care	1	YR	****	****

0209AC	Air Force Supplemental Health Care	1	YR	****	****

	CHANGE ORDERS

0210	Change Order Implementation

0210AA	EWRAP Start-up TOM23	1	LT	****	****

0210AB	Reduce the “deemed” enrollment period for newborns/adoptees TOM24/TPM21/TRM26	1	LT	****	****

0210AC	Philippine Education and Fraud Aversion Initiative, Start-up (TPM 22/TPM 24)	1	LT	$****	$****

0210AD	Consolidated Changes (TOM 27/TPM30)	1	LT	$****	$****

0210AE	Enrollment Fee Refunds for Medicare Eligibles (TOM28/TPM31)	1	LT	$****	$****

0210AF	Electric Breast Pump for Premature Infants	1	LT	****	****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
	(TPM32 and TSM26/27)
0210AG	Outpatient Prospective Payment System (OPPS)	1	LT	$	****	$	****

0210AH	Recoup CAP/DME Overpayments 1992-1997	1	LT	$	****	$	****
0210AJ	Philippine per diem reimbursement system (TPM10)(TRM12)(TSM16)	1	LT	$	****	$	****

0210AK	DEERS Phase II Implementation	1	LT	$	****	$	****
0210AL	Extension of Operation Noble Eagle/Enduring Freedom through 10/31/07	1	LT	$	****	$	****
0210AM	TPM Chapter 12 Revision (TPM34)	1	LT	$	****	$	****
0210AN	FY 2006 Updates (TRM 29)(TRM30)(TSM28)	1	LT		****	$	****
0211	Change Order On-going Administration
0211AA	EWRAP TOM23	0	MO		****		****
0211AB	Reduce the “deemed” enrollment period for newborns/adoptees TOM24/TPM21/TRM26	9	MO		****		****

0211AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM 22/TPM 24)	1	LT	$	****	$	****

0211AD	Custodial Care Transitional Policy (CCTP) TPM29	1	LT		****		****

0211AE	Operation Noble Eagle/Operation Enduring Freedom (TOM 10) (TRM 7) (TSM9) (TOM 16) (TRM 17)(TSM 19)	7	MO	$	****	$	****

0211AF	Enrollment Fee Refunds for Medicare Eligibles (TOM28/TPM31)	1	LT		****		****
0211AG	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	12	MO		****		****
0211AH	TRICARE Operations Manual Change 6 (TOM6)	12	MO		****		****

0212	Clinical Support Agreement Program (Indefinite Quantity) Min. Order: -0- Max. Order: $100,000.00	1	LT		****		****

	OPTION PERIOD II TOTAL ESTIMATED COST $****

0215	Resource Sharing (Indefinite Quantity CLIN) Min. Order: -0- Max. Order: $10,000,000.00	1	LT		****		****

	OPTION PERIOD III 1 April 2006 – 31 March 2007

	ADMINISTRATIVE SUPPORT SERVICES

0301	Claims Processing (Fixed unit rate)

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	(Requirements line item)

0301AA	Electronic claim rate (quantity is estimated)	12,885,608	EA	****	****

0301AB	Paper claim rate (quantity is estimated)	2,273,931	EA	****	****

0301AC	Foreign claim rate (quantity is estimated)	1,315,281	EA	****	****

0301AD	Medicare Dual Eligible Foreign claim rate		EA	****

0302	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0302AA	First 6 month contract period	17,232,678	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,872,113) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0302AB	Adjusted 6 month contract period	17,232,678	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,872,113) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0302AC	First 6 month contract period		MM	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (34,517) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260).

0302AD	Adjusted 6 month contract period		MM	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (34,517) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0303	Disease Management (Cost plus fixed fee line item)

0303AA	Estimated Cost = $4,220,000 (Government provided estimate)	1	LT	****	****

0303AB	Fixed fee	12	MO	****	****

0304	Customer Satisfaction Award Fee Pool

0304AA	First Quarter	1	EA	****	****

0304AB	Second Quarter	1	EA	****	****

0304AC	Third Quarter	1	EA	****	****

0304AD	Fourth Quarter	1	EA	****	****

0305	Contracting Officer Directed Travel = $50,000 (Government provided estimate)	1	LT	****	****

0306	Transition Out (Firm fixed price line item)	1	LT	****	****

0307	TRICARE Service Centers (Firm fixed price)	12	MO	****	****

	HEALTH CARE SERVICES

0308	Underwritten Health Care Costs (Cost plus incentive fee)

030801	Target Underwritten Health Care Cost ($****	1	YR		****

0308AA	Army Non-Active Duty MTF Prime Enrollee Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR	****	****

0308AB	Navy Non-Active Duty MTF Prime Enrollee Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR	****	****

0308AC	Air Force Non-Active Duty MTF Prime Enrollee Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR	****	****

0308AD	TMA Civilian Network Enrollee and Non-Enrollee Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR	****	****

0308AE	Underwriting Fee **** Underwritten Health Care Costs (October 1, 2006 – March 31, 2007)	1	YR	****	****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
0308AF	Underwritten Health Care Costs. 1 YR is defined as October 1, 2006 – March 31, 2007	1	YR		****		****

0309	Non-Underwritten Supplemental Health Care Costs	1	YR

0309AA	Army Supplemental Health Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR		****		****

0309AB	Navy Supplemental Health Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR		****		****

0309AC	Air Force Supplemental Health Care. 1 YR is defined as April 1, 2006 – September 30, 2006	1	YR		****		****

	CHANGE ORDERS

0310	Change Order Implementation

0310AA	Consolidated Change Package – Feb 2005 (TOM32/TPM38/TSM33)	1	LT	$	****	$	****
0310AB	Payment of Home Infusion Drug at 95% of Average Wholesale Price (AWP)	1	LT		****		****
0310AC	Maternity Ultrasounds Reimbursement Outside Global Fee (TPM 39, TRM 38)	1	LT		****		****
0310AD	TRICARE Reserve Select, NDAA FY06 Sections 701 and 702, (TOM33, TSM36).	1	LT		****		****
0310AE	Direct Funding (TSM 34)	1	LT		****		****
0310AF	VA/DOD MOA Claim (TOM 34)	1	LT		****		****

0310AG	Consolidated Changes (TOM 38/TPM 47/TRM 45)	1	LT		****		****

0310AH	Timeframe for Refund of Enrollment Fees, TOM39	1	LT		****		****

0310AJ	Transitional Survivor Status Section 715 for NDAA FY06 (TPM 51 TRM 48 TOM 41)	1	LT		****		****
0310AK	Financial Reports and Recoupments (TRM 55) (TOM 42)	1	LT		****		****
0310AL	Revisions to Addendum O & Application of Bilateral Discounting (TOM 43)(TRM 57) (TSM40)	1	LT		****		****
0310AM	TSM Edits to Support Payment of Breast Pump Claims, TSM32	1	LT		****		****
0310AN	National Provider Identifier (NPI), TOM45	1	LT		****		****
0310AP	ADSM Referrals/Authorizations, TOM46	1	LT		****		****
0310AQ	Home Health Agency (HHA) Prospective Payment System (PPS) CY2005 and CY2006 Updates (TRM41)	1	LT		****	$	****
0311	Change Order On-going Administration

0311AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews	12	MO		****		****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	(TOM12) (TPM9) (TRM10)
0311AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM 22/TPM 24)	1	LT	****	****
0311AF	Enrollment Fee Refunds for Medicare Eligibles (TOM28/TPM31)	1	LT	****	****
0311AH	TRICARE Operations Manual Change 6 (TOM6)	12	MO	****	****
0311AJ	UIN Portability (TOM36)	1	LT	****	****
0311AK	ADSM Referrals/Authorizations, TOM46	0	MO	****	****
0311AL	Timeframe for Refund of Enrollment Fees, TOM39	6	MO	****	****
0312	Clinical Support Agreement Program (Indefinite Quantity) Min. Order: -0- Max. Order: $100,000.00	1	LT	****	****
0315	Resource Sharing (Indefinite Quantity CLIN) Min. Order: -0- Max. Order: $10,000,000.00	1	LT	****	****

	OPTION PERIOD III TOTAL ESTIMATED COST $****

	OPTION PERIOD IV 1 April 2007 – 31 March 2008

	ADMINISTRATIVE SUPPORT SERVICES

0401	Claims Processing (Fixed unit rate) (Requirements type line item)

0401AA	Electronic claim rate (quantity is estimated)	2,700,000	EA	****	****

0401AB	Paper claim rate (quantity is estimated)	1,155,000	EA	****	****

0401AC	Foreign claim rate (quantity is estimated)	150,000	EA	****	****

0401AD	Medicare Dual Eligible Foreign claim rate	18,000	EA	****	****

0402	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0402AA	First 6 month contract period	17,213,826	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,868,971) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0402AB	Adjusted 6 month contract period	16,855,944	MM	****	****

	The estimated number of MHS eligible

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	beneficiaries (2,848,652) multiplied by 6 months = the number of member months (the quantity). The quantity is adjusted by 235,968 in accordance with P00331. The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0402AC	First 6 month contract period	63,564	MM	****	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (10,594)(Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

0402AD	Adjusted 6 month contract period	64,446	MM	****	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (10,741) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period.

0403	Disease Management (Cost plus fixed fee)

0403AA	Estimated cost = $4,370,000 (Government provided estimate)	1	LT	****	****

0403AB	Fixed Fee	12	MO	****	****

0404	Customer Satisfaction Award Fee Pool

0404AA	First Quarter	1	EA	****	****

0404AB	Second Quarter	1	EA	****	****

0404AC	Third Quarter	1	EA	****	****

0404AD	Fourth Quarter	1	EA	****	****

0405	Contracting Officer Directed Travel = $50,000 (Government provided estimate)	1	LT	****	****

0406	Transition Out (Firm fixed price line item)	1	LT	****	****

0407	TRICARE Service Centers (Firm fixed price)	12	MO	****	****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
	HEALTH CARE SERVICES

0408	Underwritten Health Care Costs (Cost plus incentive fee)	1	YR

040801	Target Underwritten Health Care Cost ($****	1	YR				****

0408AA	CANCELLED LINE IT EM	0	EA

0408AB	CANCELLED LINE ITEM	0	EA

0408AC	CANCELLED LINE ITEM	0	EA

0408AD	CANCELLED LINE ITEM	0	EA

0408AE	Underwriting Fee ****	1	YR	$	****	$	****

0408AF	Underwritten Health Care Costs, April 1, 2007 through March 31, 2008	1	YR	$	****	$	****

0409	CANCELLED LINE ITEM	0	EA

0409AA	CANCELLED LINE ITEM	0	EA

0409AB	CANCELLED LINE ITEM	0	EA

0409AC	CANCELLED LINE ITEM	0	EA

	CHANGE ORDERS

0410	Change Order Implementation
0410AA	TSM 41 Chapter 2 (DIACAP)	1	LT		****	$	****
0410AB	NDAA 2007 Changes to TRICARE Reserve Select	1	LT	$	****	$	****
0410AC	Increase Payments for Mental Health Services of CPNS (TRM59)	1	LT		****		****
0410AD	Dental Anesthesia and Institutional Benefit (TPM57)	1	LT		****		****

0410AE	Alaska Critical Access Hospital Demonstration (TOM50 & TSM44)	1	LT		****		****
0410AF	Claim Rate Payment (TOM51)(TSM45)	1	LT	$	****	$	****

0410AG	Payment of Government Cancellations of Eligible Administrative CLIN Records	1	LT	$	****	$	****

0410AH	Medicare Part D Provisions, (TSM 46)	1	LT	$	****	$	****
0410AJ	Revised Paper Claim Forms (TOM52) (TPM60), (TRM63), (TSM47)	1	LT	$	****	$	****
0410AK	TSM Chapter 2 Addendums (TSM48)	1	LT	$	****	$	****
0410AL	Public Key Infrastructure (PKI) TSM50	1	LT	$	****	$	****
0410AM	Referrals/Preauthorizations/Authorizations (TOM55)	1	LT	$	****	$	****
0410AN	TRICARE Pacific Active Duty Service Member (ADSM) Claims, (TPM64)	1	LT		****		****
0410AP	Behavioral Health Provider Locating and Appointment Assistance (TOM57)	1	LT	$	****	$	****
0410AQ	TPM 59 – Evolving Practice July 2007	1	LT		****	$	****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
0410AR	Outpatient Prospective Payments System (OPPS) Phase II	1	LT		****		****
0410AS	Autism Demonstration Project	1	LT		****	$	****
0410AT	CY 2008 Home Health Prospective Payment System (HH PPS)	1	LT		****	$	****
0410AU	Implementation of Foreign Fee Schedule Philippines and Panama (TPM74, TRM73)	1	LT		****	$	****
0410AV	Reports (TOM 76)	1	LT		****		****
0410AW	New Discharge Status Code, TSM57	1	LT		****		****
0411	Change Order Ongoing Administration
0411AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	12	MO		****		****
0411AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM22/TPM24)	12	MO		****		****
0411AF	Enrollment Fee Refunds for Medicare Eligibles (TOM28/TPM31)	12	MO		****		****
0411AH	TRICARE Operations Manual Change 6 (TOM6)	12	MO		****		****
0411AJ	UIN Portability (TOM36)	12	MO		****		****
0411AK	ADSM Referrals/Authorizations, TOM46	0	MO		****		****
0411AL	Timeframe for Refund of Enrollment Fees, TOM39	12	MO		****		****
0411AM	Behavioral Health Provider Locating and Appointment Assistance (TOM57)	4	MO	$	****	$	****
0411AN	Revised National Provider Identifier (NPI), TOM45.	1	LT		****		****
0412	Clinical Support Agreement Program (Indefinite Quantity) Min. Order: -0- Max. Order: $100,000.00	1	LT		****		****

	OPTION PERIOD IV TOTAL ESTIMATED COST $****

0415	Resource Sharing (Indefinite Quantity CLIN) Min. Order: -0- Max. Order: $10,000,000.00	1	LT		****		****

0416	Behavioral/Mental Health Initiatives (Indefinite Quantity CLIN)	1	LT		****		****
	OPTION PERIOD V 1 April 2008 – 31 March 2009

	ADMINISTRATIVE SUPPORT SERVICES

0501	Claims Processing (Fixed unit rate) (Requirements type line item)

0501AA	Electronic claim rate (quantity is estimated)	14,593,693	EA		****		****

0501AB	Paper claim rate (quantity is estimated)	2,575,357	EA		****		****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0501AC	Foreign claim rate (quantity is estimated)	1,629,237	EA	****		****

0501AD	Medicare Dual Eligible Foreign claim rate		EA	****

0502	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0502AA	First 6 month contract period	16,963,566	MM	****		****

	The estimated number of MHS eligible beneficiaries (2,848,652) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period (Less the adjustment for P00110; 17,283,387-319,818 = 16,963,566)

0502AB	Adjusted 6 month contract period	17,200,662	MM	****
					$	****
	The estimated number of MHS eligible beneficiaries (2,920,080) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period (Less the adjustment for P00110; 17,520,480 – 319,818 = 17,200,662)

0502AC	First 6 month contract period	87,606	MM	****	$	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (14,601) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

0502AD	Adjusted 6 month contract period	138,468	MM	****	$	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (23,078) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period. (Reference P00260)

0503	Disease Management (Cost plus fixed fee)

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
0503AA	Estimated Cost = $4,520,000 (Government provided estimate)	1	LT		****		****

0503AB	Fixed Fee	12	MO		****		****

0504	Customer Satisfaction Award Fee Pool

0504AA	First Quarter	1	EA		****		****

0504AB	Second Quarter	1	EA		****		****

0504AC	Third Quarter	1	EA		****		****

0504AD	Fourth Quarter	1	EA		****		****

0505	Contracting Officer Directed Travel = $50,000 (Government provided estimate)	1	LT		****		****

0506	Transition Out (Firm fixed price line item)	1	LT		****		****

0507	TRICARE Service Centers (Firm fixed price)	12	MO		****		****

	HEALTH CARE SERVICES

0508	Underwritten Health Care Costs (Cost plus incentive fee)	1	YR

050801	Target Underwritten Health Care Cost ($**** )	1	YR				****

0508AA	CANCELLED LINE ITEM	0	EA

0508AB	CANCELLED LINE ITEM	0	EA

0508AC	CANCELLED LINE ITEM	0	EA

0508AD	CANCELLED LINE ITEM	0	EA

0508AE	Underwriting Fee ****	1	YR	$	****		****

0508AF	Underwritten Health Care Costs, April 1, 2008 through March 31, 2009	1	YR	$	****	$	****

0509	CANCELLED LINE ITEM	0	EA

0509AA	CANCELLED LINE ITEM	0	EA

0509AB	CANCELLED LINE ITEM	0	EA

0509AC	CANCELLED LINE ITEM	0	EA

	CHANGE ORDERS

0510	Change Order Implementation

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price		Amount
0510AA	Cancer Clinical Trials, TOM59/TPM71/TSM54	1	LT		****		****
0510AB	Severity Diagnosis Related Groups (DRG) and Present on Admission (POA) Indicators (TSM62) (TPM81) (TRM79)	1	LT	$	****	$	****
0510AC	Wounded, Ill and Injured (WII) (TSM63) (TOM68)	1	LT	$	****	$	****
0510AD	Consolidated (Extension of Physician Scarcity Areas (PSA) Bonus Payments and Other Clarifying Changes, TRM75)	1	LT	$	****	$	****
0510AE	Update to Philippine Claims Processing Procedures	1	LT	$	****	$	****
0510AF	Respite Care Benefit	1	LT		****		****
0510AG	Interim National Provider Identifier Change Package for TRICARE Encounter Data Record (TSM66).	1	LT		****		****
0510AH	May 2007 Consolidated Change, TOM72/TPM90/TRM83/TSM67	1	LT		****		****
0510AJ	TGRO and Evolving Practive 2008 (TPM79, TPM80, TPM82)	1	LT		****		****
0510AK	Recoup CAP/DME Overpayments 1992-2004	1	LT		****		****
0511	Change Order On-going Administration

0511AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	12	MO		****		****
0511AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM22/TPM24)	12	MO		****		****
0511AF	Enrollment Fee Refunds for Medicare Eligibles (TOM28/TPM31)	12	MO		****		****
0511AH	TRICARE Operations Manual Change 6 (TOM6)	12	MO		****		****
0511AJ	UIN Portability (TOM36)	12	MO		****		****
0511AL	Timeframe for Refund of Enrollment Fees, TOM39	12	MO		****		****
0511AM	Behavioral Health Provider Locating and Appointment Assistance (TOM57)	12	MO		****		****
0511AN	Revised National Provider Identifier (NPI), TOM45.	1	LT		****		****
0511AV	Foreign Reports (TPM76)	5	MO		****		****

0512	Clinical Support Agreement Program (Indefinite Quantity) Min. Order: -0- Max. Order: $100,000.00	1	LT		****		****
0515	Resource Sharing (Indefinite Quantity CLIN) Min. Order: -0- Max. Order: $10,000,000.00	1	LT		****		****
0516	Behavioral/Mental Health Initiatives (Indefinite Quantity CLIN)	1	LT		****		****

	OPTION PERIOD V TOTAL ESTIMATED COST $****

	TOTAL ESTIMATED CONTRACT COST $****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	OPTION PERIOD VI 1 April 2009 – 31 March 2010

	ADMINISTRATIVE SUPPORT SERVICES

0601	Claims Processing (Fixed unit rate) (Requirements type line item)

0601AA	Electronic claim rate (quantity is estimated)	14,286,770	EA	****		****

0601AB	Paper claim rate (quantity is estimated)	4,218,569	EA	****		****

0601AC	Foreign claim rate (quantity is estimated)	600,327	EA	****		****

0601AD	Medicare Dual Eligible Foreign claim rate (Estimated quantities included in 0601AC)		EA	****

0602	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0602AA	First 6 month contract period	17,200,659	MM	****		****

	The estimated number of MHS eligible beneficiaries (2,866,776.50) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0602AB	Adjusted 6 month contract period
		17,200,659	MM	****		****
	The estimated number of MHS eligible beneficiaries (2,866,776.50) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0602AC	First 6 month contract period	87,606	MM	****		****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (14,601) (Section G, Paragraph G-6) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period.

0602AD	Second 6 month contract period	87,606	MM	****	$	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (14,601) multiplied by 6 months = the number of member months (the

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period.

0603	Disease Management (Cost plus fixed fee)

0603AA	Estimated Cost = $4,520,000 (Government Provided Estimate)	1	LT	****	****

0603AB	Fixed Fee (4%)	12	MO	****	****

0604	Customer Satisfaction Award Fee Pool

0604AA	First Quarter	1	EA	****	****

0604AB	Second Quarter	1	EA	****	****

0604AC	Third Quarter	1	EA	****	****

0604AD	Fourth Quarter	1	EA	****	****

0606	Transition Out (Firm fixed price line item)	1	LT	****	****

0607	TRICARE Service Centers (Firm fixed price)	12	MO	****	****

	HEALTH CARE SERVICES

0608	Underwritten Health Care Costs (Cost plus incentive fee)	1	YR

060801	Target Underwritten Health Care Cost ($****	1	YR		****

0608AE	Underwriting Fee - ****	1	YR	****	****

	CHANGE ORDERS

0610	Change Order Implementation

0611	Change Order On-going Administration

0611AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews	12	MO	****	****

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Modification P00526

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	(TOM12) (TPM9) (TRM10)

0611AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM22/TPM24)	12	MO	****	****

0611AF	Enrollment Fee Refunds	12	MO	****	****

0611AH	TRICARE Operations Manual Change 6 (TOM6)	12	MO	****	****

0611AJ	UIN Portability	12	MO	****	****

0611AL	Enrollment Fee Refunds	12	MO	****	****

	OPTION PERIOD VI TOTAL ESTIMATED COST $****

	OPTION PERIOD VII
	1 April 2010 – 30 September 2010

	ADMINISTRATIVE SUPPORT SERVICES

0701	Claims Processing (Fixed unit rate) (Requirements type line item)

0701AA	Electronic claim rate (quantity is estimated)	7,296,594	EA	****	****

0701AB	Paper claim rate (quantity is estimated)	2,235,217	EA	****	****

0701AC	Foreign claim rate (quantity is estimated)	326,638	EA	****	****

0701AD	Medicare Dual Eligible Foreign claim rate (Estimated quantities included in 0701AC)		EA	****

0702	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0702AA	First 6 month contract period	17,200,659	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,866,776.50) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0702AC	First 6 month contract period	87,606	MM	****	$****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (14,601) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period.

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Modification P00526

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0703	Disease Management (Cost plus fixed fee)

0703AA	Estimated Cost = $2,260,000 (Government Provided Estimate)	1	LT	****	****
0703AB	Fixed Fee 4%	6	MO	****	****

0704	Customer Satisfaction Award Fee Pool

0704AA	First Quarter	1	EA	****	****

0704AB	Second Quarter	1	EA	****	****

0706	Transition Out (Firm fixed price line item)	1	LT	****	****

0707	TRICARE Service Centers (Firm fixed price)	6	MO	****	****

	HEALTH CARE SERVICES

0708	Underwritten Health Care Costs (Cost plus incentive fee)

070801	Target Underwritten Health Care Costs ($****	1	LT		****

0708AE	Healthcare Fixed Fee ****	1	LT	****	****
		0	EA
	CHANGE ORDERS

0710	Change Order Implementation

0711	Change Order On-going Administration
0711AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	6	MO	****	****

0711AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM22/TPM24)	6	MO	****	****
0711AF	Enrollment Fee Refunds	6	MO	****	****
0711AH	TRICARE Operations Manual Change 6 (TOM6)	6	MO	****	****
0711AJ	UIN Portability	6	MO	****	****
0711AL	Enrollment Fee Refunds	6	MO	****	****

MDA906-03-C-0010

Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	OPTION PERIOD VII TOTAL ESTIMATED COST $****

	OPTION PERIOD VIII 1 October 2010 – 31 March 2011

	ADMINISTRATIVE SUPPORT SERVICES

0801	Claims Processing (Fixed unit rate) (Requirements type line item)

0801AA	Electronic claim rate (quantity is estimated)	8,185,885	EA	****	****

0801AB	Paper claim rate (quantity is estimated)	2,079,984	EA	****	****

0801AC	Foreign claim rate (quantity is estimated)	281,528	EA	****	****

0801AD	Medicare Dual Eligible Foreign claim rate (Estimated quantities included in 0801AC)			****

0802	Per Member Per Month (Fixed unit rate per member month) (Requirements line item)	12	MM

0802AA	First 6 month contract period	17,200,659	MM	****	****

	The estimated number of MHS eligible beneficiaries (2,866,776.50) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period

0802AC	First 6 month contract period	87,606	MM	****	****

	The estimated number of TRICARE Reserve Select enrolled beneficiaries (14,601) multiplied by 6 months = the number of member months (the quantity). The number of member months (quantity) multiplied by the fixed unit rate per member (unit price) = the amount for the 6 month contract period.

0803	Disease Management (Cost plus fixed fee)

0803AA	Estimated Cost = $2,260,000.00	1	LT	****	****

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Modification P00526

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SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
	(Government Provided Estimate)

0803AB	Fixed Fee 4%	6	MO	****	****

0804	Customer Satisfaction Award Fee Pool

0804AA	First Quarter	1	EA	****	****

0804AB	Second Quarter	1	EA	****	****

0806	Transition Out (Firm fixed price line item)	1	LT	****	****

0807	TRICARE Service Centers (Firm fixed price)	6	MO	****	****

	HEALTH CARE SERVICES

0808	Underwritten Health Care Costs (Cost plus incentive fee)

080801	Target Underwritten Health Care Costs ($****	1	LT		****

0808AE	Healthcare ****	1	LT	****	****

	CHANGE ORDERS	0	EA

0810	Change Order Implementation

0811	Change Order On-going Administration

0811AA	EWRAS Contingency Plan (TSM8) Referral and Authorization and Medical Necessity Reviews (TOM12) (TPM9) (TRM10)	6	MO	****	****

0811AC	Philippine Education and Fraud Aversion Initiative, Ongoing Admin (TPM22/TPM24)	6	MO	****	****
0811AF	Enrollment Fee Refunds	6	MO	****	****
0811AH	TRICARE Operations Manual Change 6 (TOM6)	6	MO	****	****
0811AJ	UIN Portability	6	MO	****	****

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Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SCHEDULE B

Supplies or Services and Prices/Costs

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0811AL	Enrollment Fee Refunds	6	MO	****	****

	OPTION PERIOD VIII TOTAL ESTIMATED COST $****

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Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

The contractor shall ask all providers proposed for the network to accept assignment (see the CHAMPVA beneficiary locations in the data package, Attachment 8). The contractor shall not make this request a condition of participating in the TRICARE Network but an option. Providers need see only CHAMPVA beneficiaries when their practice availability allows and shall not give preferential appointment scheduling to CHAMPVA over TRICARE appointments. Network providers are not required to meet access standards for CHAMPVA beneficiaries, but are encouraged to do so. The contractor shall also provide to the provider the CHAMPVA-furnished claims processing instructions (Attachment 1) on submitting CHAMPVA claims to the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) for payment. Providers at their discretion may offer the negotiated TRICARE discount directly to CHAMPVA. For any published network provider listing, the contractor shall indicate in a readily discernable manner which providers accept CHAMPVA assignment on claims.

C-7.1.7. The contractor shall ensure that the standards for access, in terms of beneficiary travel time, appointment wait time, and office wait time for various categories of services contained in 32 CFR 199.17(p)(5) are met for beneficiaries residing in a TRICARE Prime service area. These standards shall be met in a manner which achieves beneficiary satisfaction with access to network providers and services as set forth in the contract.

C-7.1.8. The contractor shall maintain an accurate, up-to-date list of network providers including their specialty, gender, work address, work fax number, and work telephone number for each service area, whether or not they are accepting new beneficiaries, and the provider’s status as a member of the Reserve Component or National Guard. The contractor shall provide easy access to this list, to include making it available upon request, for all beneficiaries, providers, and Government representatives. The contractor shall, at a minimum, maintain this list in a mutally agreeable format for which the contractor agrees not to claim any proprietary interest For the purposes of this requirement, “up-to-date” means an electronic, paper, telephone or combination of these approaches that accurately reflects the name, specialty, gender, work address, and work telephone number of each network provider and whether or not the provider is accepting new patients. The information contained on all electronic lists shall be current within the last 30 calendar days.

C-7.1.9. The network, or networks, shall complement services provided by MTFs in the region. They shall be sufficient in number, mix, and geographic distribution of fully qualified providers to provide the full scope of benefits for which all Prime enrollees are eligible under this contract, as described in 32 CFR 199.4, 199.5, and 199.17. The contractor’s provider networks shall also support the requirements of special programs described in the TRICARE Operations Manual and TRICARE Policy Manual.

C-7.1.10. (a) As a condition of participation in the contractor's network, providers shall submit all claims electronically. The contractor shall ensure that ****% of all claims submitted by network providers are submitted electronically for Option Period II. The required percentage of network claims which must be submitted electronically for the following years is as follows:

Option Period III	*	***%
Option Period IV	*	***%
Option Period V	*	***%
Option Period VI	*	***%
Option Period VII	*	***%
Option Period VIII	*	***%

When electronic claims fall below the required percentage for any Option Period, the Government shall recover the overpayments on an annual basis. Overpayment will be calculated based on the difference between paper claim rate and electronic claim rate specified in Section B of the contract for the number of claims falling below the required percentage. The Contracting Officer will issue a demand letter for the recovery of overpayment.

(b) Contractor shall maintain the provider network size of **** physicians and behavioral health professionals as measured on a monthly basis by the HMHS report ZUPRV400R entitled "South Region Network Adequacy Report by Prime Service Area Grand Summary Report" in the categories of primary care, medical specialists, surgical specialists, and behavioral health specialists.

C-7.1.11. All acute-care medical/surgical hospitals in the contractor’s provider networks are encouraged to become members of the National Disaster Medical System (NDMS).

C-7.1.12. The contractor shall ensure that all network providers and their support staffs gain a sufficient understanding of applicable TRICARE program requirements, policies, and procedures to allow them to carry out the requirements of this contract in an efficient and effective manner which promotes beneficiary satisfaction. This requirement pertains to

MDA906-03-C-0010	C-3
Modification P00526

SECTION F

DELIVERIES OR PERFORMANCE

F.1. 52.242-15 STOP-WORK ORDER (AUG 1989)

(Reference 42.1305)

F.2. 52.242-15 I STOP-WORK ORDER (AUG 1989)—ALTERNATE I (APR 1984)

Reference 42.1305)

F.3. Period of Performance

a. Base Period (Transition costs only): 1 September 2003 – 31 October 2004

Option Period I (All costs other than transition costs): 1 April 2004 – 31 March 2005

If exercised, Options II, III, IV and V are:

Option Period II:	1 April 2005 – 31 March 2006	Option Period VI 1 April 2009 – 31 March 2010
Option Period III:	1 April 2006 – 31 March 2007	Option Period VII 1 April 2010 – 30 September 2010
Option Period IV:	1 April 2007 – 31 March 2008	Option Period VIII 1 October 2010 – 31 March 2011
Option Period V:	1 April 2008 – 31 March 2009

b. Contract Transition

The transition period is 10 months in duration as depicted below.

(1) Base Period

Former Region 3 and 4: 1 October 2003 – 31 July 2004

Former Region 6: 1 January 2004 – 31 October 2004

F.4. Geographic Area of Coverage

The contract shall be referred to as the Managed Care Support (MCS), South . It will require development, implementation and operation of a health care delivery and support system for TRICARE and other MHS beneficiaries residing in the states of Alabama, Florida, Georgia, Mississippi, South Carolina, Tennessee (excluding the zip codes in the Fort Campbell, Kentucky catchment area), Louisiana, Oklahoma, Arkansas, and major portions of Texas. These geographic areas are hereinafter referred to as the South Contract and defined by zip code in Attachment 8. The contractor shall be responsible for complying with all Continued Health Care Benefit Program (CHCBP) requirements and fulfilling the overseas requirements of the European, Pacifica and Latin American/Canada regions.

F.5. Reports and Meetings

All reports shall be submitted electronically in a mutually agreeable format and in a secure manner to the Government unless otherwise specified.

a. Evolving Practices, Devices, Medicines, Treatments and Procedures

The Contractor shall be responsible for routinely reviewing the hierarchy of reliable evidence, as defined in 32 C.F.R. 199.2, and bringing to the Government’s attention drugs, devices, medical treatments, or medical procedures that they believe have moved from unproven to proven. This shall be done on a calendar quarter basis in a written report to the Government. Accompanying the report will be the reliable evidence substantiating that the drugs, devices, medical treatments, or medical procedures have moved from unproven to proven.

b. Start-Up Transitions
(1)	Attend Post-Award Conference
Quantity: 1
Time of Delivery: Within 30 calendar days after contract award.
(2)	Attend Transition Specifications Meeting – Incoming and Submit Transition Plan
Quantity: 1
Time of Delivery: When scheduled by the Government
(3)	Transition Plan
Quantity: 1

MDA906-03-C-0010	F-1
Modification P00526

SECTION F

DELIVERIES OR PERFORMANCE

(14)	Ordering of TRICARE marketing and educational materials from the Government

Quantity: 1 lot

Time of Delivery: 180 calendar days prior to the start of health care delivery and by the 90th calendar day for all subsequent contract periods

(15)	Distribution of education and marketing materials

Quantity: 1 lot

Delivery: No earlier than 60 calendar days and no later than 30 days prior to the start of health care delivery

Distribution: To be sent to beneficiaries and network providers

(16)	TRICARE Service Center Operations

Quantity: 1

Time of Delivery: 40 calendar days prior to the start of health care delivery

(17)	Public Notification Program

Quantity: 1

Time of Delivery: No later than 45 calendar days prior to the start of health care delivery

(18)	Web-based Services

Quantity: 1

Time of Delivery: No later than 15 calendar days prior to the start of health care delivery

(19)	Incoming Contractor Weekly Status Report

Quantity: 1

Time of Delivery: Beginning 20 calendar days after contract award through the 180 th calendar day after the start of health care delivery

(20)	Contingency Program

Quantity: 1

Time of Delivery: For 85% of the MTFs-within 3 months following the start of option period I; 100% within 6 months following the start of option period I. Update by the 60thcalendar day of subsequent option periods II through VII.

(21)	Internal Quality Management/Quality Improvement Program

Quantity: 1

Time of Delivery: Initial submission within 30 calendar days of award; subsequent submissions due to updates or changes to the program are to be submitted within 10 calendar days of the update or change

(22)	Internal Quality Management/Quality Improvement Reports

Quantity: 1

Time of Delivery: 10 calendar days following the reported month of problems identified and corrective actions planned/initiated. The requirement to maintain and update the program will continue for the entire period of health care delivery under the contract.

(23)	Previously deleted.

(24)	Account Receivable Report

Quantity: Monthly

Time of Delivery: 2nd workday of subsequent month after 1st month of Health Care Delivery

Contract Reference: TOM Ch 3, Sec 10, 2.0

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

(25)	Accounts Receivable – Amounts Written Off Detail Report

Quantity: Monthly

Time of Delivery: 5th workday of subsequent month

Contract Reference: TOM Ch 3, Sec 10, 2.1

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

MDA906-03-C-0010	F-3
Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SECTION G

CONTRACT ADMINISTRATION DATA

[1] Claims rate processing payments are based on TEDs being accepted provisionally or clearing all edits, whichever comes first. These are identified in the TEDs manual. Payments will be based on a claim rate times the number of claims clearing edits. Payments for claims the contractor receives within 120 calendar days following the cessation of health care delivery (for services rendered during the health care delivery period) are made based on the claim rate in effect during the health care delivery period immediately preceding transition-out. Since all claims must be processed within 180 calendar days, the Government will not pay the outgoing contractor the health care or administrative cost associated with claims not processed to completion within 180 calendar days from the cessation of health care delivery.

[2] Payment terms. Claims processing payments are paid 30 days from the date of the cycle that included the accepted or cleared TEDs. If cycle processing is delayed by TMA, this period will be shortened to account for TMA downtime.

[3] No separate invoices are required for claims processing payments based on the automated processes tied to claims clearing TEDs edits. However, invoices are required for non-automated payment requests, unless otherwise instructed by the Contracting Officer. If TEDs is not operating normally, see TOM Chapter 3 Section 9 paragraph 1.2.

[4] Claims processing payments procedures are the same for both underwritten and non-underwritten benefit claims.

(b) TRICARE Service Centers (TSCs). Invoice on a monthly basis for an entire month. Payment will be made 30 days after the end of the month invoiced or 15 days after the invoice has been received by TMA CRM and certified by an authorized Government official, whichever is later.

(c) Per Member per Month (PMPM). Invoice on a monthly basis for an entire month. Payment will be made 30 days after the end of the month invoiced or 15 days after the invoice has been received by TMA CRM and certified by an authorized Government official, whichever is later.

(d) Disease Management – Cost Reimbursement SLINs 0105AA, 0203AA, 0303AA, 0403AA, 0503AA, 0603AA, 0703AA and 0803AA. Invoices shall separately identify costs associated with C-7.7.1.1. from those associated with C-7.7.1.2. Unless otherwise directed by the Contracting Officer, interim invoices should be submitted monthly to Defense Contract Audit Agency (DCAA) for approval with copies provided to RM and the CO. Final voucher will be submitted to the CO with a copy provided to RM and the COR.

(e) Disease Management – Fixed Fee. . Unless otherwise directed by the PCO, submit interim vouchers monthly to DCAA with copies provided to the PCO, RM and the COR.

(f) Award Fee. Payment will be made by TMA following determination of the Award Fee amount as specified in the corresponding clause in Section H.

(g) Contracting Officer Directed Travel. Submit invoice, with supporting documentation, following completion of travel. Supporting documentation shall include original receipts for airline tickets, hotels, rental cars and any miscellaneous expense over $75.00.

(h)	Transition-In. Submit invoices on a monthly basis.

Transition Payment Schedule:

		Area 3/4			Area 6			Monthly Payment
2003	October	$	*	***				$	*	***
	November	$	*	***				$	*	***
	December	$	*	***				$	*	***

2004	January	$	*	***	$	*	***	$	*	***
	February	$	*	***	$	*	***	$	*	***
	March	$	*	***	$	*	***	$	*	***
	April	$	*	***	$	*	***	$	*	***
	May	$	*	***	$	*	***	$	*	***
	June	$	*	***	$	*	***	$	*	***
	July	$	*	***	$	*	***	$	*	***
	August				$	*	***	$	*	***

MDA906-03-C-0010	G-2
Modification P00526

SECTION G

CONTRACT ADMINISTRATION DATA

Ordering Procedures for the requirements CLINs. The PCO will issue delivery orders or task orders on DD Form 1155, Order for Supplies or Services. Orders may be placed by facsimile transmission, mail, or courier.

Ordering Procedures for the indefinite-quantity CLINs. Orders placed under the indefinite-quantity CLINs may be issued on DD Form 1155, Order for Supplies and Services. Orders for Resource Sharing Program Agreements may be on a non-personal services basis only. Orders for the Clinical Agreement Program may be on a personal services basis or non-personal services basis as indicated in TOM Chapter 16, Section 3, Paragraph 3.1.3. Task Orders issued on a personal services basis shall comply with DOD Instruction 6025.5, entitled Personal Services Contracts (PSCs) for Health Care Providers (HCPs), and shall contain the information stated in part 6.3 of the same DOD Instruction. All task orders will be performance based or receive appropriate approval in accordance with DFARS 237.170-3. Orders may be placed by facsimile transmission, mail or courier. A copy of the Clinical Support Agreement order shall be provided to the contracting officer identified in block 6 of the award document (SF 26) plus the Contracting Officer located at the Regional Office. A copy of the Resource Sharing Agreement order shall be provided to the contracting officer identified in block 6 of the award document (SF 26) plus the MTF who requested the Agreement. A copy of the Behavioral?Mental Health Initiative task order shall be provided to the TMA-Aurora Procuring Contracting Officer.

G-5. MILITARY HEALTH SYSTEM (MHS) ELIGIBLE BENEFICIARIES

The Government will unilaterally determine the number of MHS eligible beneficiaries two times each option period I through VI under the Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII. This will be done using an average of six of the seven previous months of eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of MHS eligible beneficiaries, the Government will issue a delivery order for a six month period.

G-6. MILITARY HEALTH SYSTEM (MHS) TRICARE RESERVE SELECT ENROLLED BENEFICIARIES

The Government will unilaterally determine the number of TRICARE Reserve Select enrolled beneficiaries two times each option period I through VI under the TRS Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII. This will be done using an average of six of the seven previous months of eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of TRICARE Reserve Select enrolled beneficiaries, the Government will issue a delivery order for a six month period.

MDA906-03-C-0010	G-5
Modification P00526

SECTION H

SPECIAL CONTRACT REQUIREMENTS

H.1. Contractor Financial Underwriting of Healthcare Costs

a. General Discussion

(1) The Managed Care Support (MCS) contractor will underwrite the cost of civilian health care services (also referred to as “purchased care” which is defined as care rendered outside the Direct Care System) provided to all CHAMPUS-eligible beneficiaries* residing in the contract area except:

•	outpatient retail and mail order pharmacy services (on separate contracts)

•	Active Duty/Supplemental including TRICARE Prime Remote for service members (SM) only (family members (FMs) are underwritten by the MCS contractor)

•	Continued Health Care Benefits Program (CHCBP)

•	Foreign/OCONUS Claims (all)

•	Medicare dual-eligible TRICARE beneficiaries (separate contract)

•	Cancer/Clinical Trials (for beneficiaries enrolled prior to 4/1/2008)

•	Autism Sevices Demonstration

•	Capital and Direct Medical Education Costs (CDME)

•	In-Utero Fetal Surgical Repair of Myelomeningocele Clinical Trial Demonstration

•	Bonus Payments in Medically Underserved Areas [Health Professional Shortage Areas (HPSA)]

•	Capitol and Direct Medical Education Costs (CDME)

•	TRICARE Reserve Select

•	Custodial Care Transition Program (CCTP)

•	Individual Case Management Program for Persons with Extraordinary Conditions (ICMP-PEC)

*	CHAMPUS-eligible beneficiaries are defined as those beneficiaries that meet the requirements in Title 10, United States Code, Chapter 55.

(2) The underwriting mechanism will consist of an underwriting fee which may be considered to be an underwriting premium associated with the risk assumed by the contractor. It will be subject to a fee-adjustment formula or “fee curve,” which allows for increases or decreases inversely related to the actual costs. There is potential for the contractor to earn a negative fee if the actual healthcare costs for a given contract year were significantly higher than a specified target cost for that year. The adjustment mechanism is described in the subsequent paragraphs.

b. Administration of Financial Underwriting by Contractor

(1) This paragraph defines and explains the mechanics and the administration process of the following:

•	target healthcare cost

•	target underwriting fee

•	minimum and maximum fee

•	formula to determine the underwriting fee within the minimum and maximum based on the relationship of actual costs to target costs (a “fee curve”)

•	actual healthcare costs

Each of these parameters is explained below.

(2) Target health care cost. The target health care cost for each period of health care delivery will be set as follows:

(a) The target cost for health care delivery in option period I under the contract is set forth in Section B (informational line item 011001). This target cost includes the purchased-care costs for non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries residing in the area, whether they are enrolled with an MTF PCM, a network PCM, or are non-enrolled. The target cost will not change except for definitized healthcare changes or other equitable adjustment.

(b) For option period II and subsequent periods, the Government and the contractor will negotiate the target cost before the start of each option period for the sub-line item numbers for underwritten healthcare and incorporate them in Section B of the contract. The target cost will be depicted at the informational sub-line items in each option period. The negotiation process shall begin with the submission of a proposal by the contractor not later than the first day of the seventh month of option periods I through VI with VII and VIII combined into one negotiation period. Once the target cost for the next year is established, the only adjustments that would be made for that year would be for negotiated healthcare changes, definitized healthcare change orders, other equitable adjustment healthcare change orders issued

MDA906-03-C-0010	H-1
Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SECTION H

SPECIAL CONTRACT REQUIREMENTS

after the completion of the negotiations that affect the year just negotiated. If an agreement cannot be reached on the target cost by 30 days before the start of the next option period, the option will be exercised using the prior option period’s target cost as specified in Section B as the estimated target cost in Section B. A target-setting formula will be used to determine the target cost. This formula will set the target for the option period retroactively 12 to 18 months after that option period is completed. The contractor will continue to receive payments for underwritten health care costs as addressed in Section G, “Payments”, and a portion of fee as addressed in Section H-2, “Partial Payment of Underwriting Fee during Performance”.

(c) The retroactive target cost is calculated as follows:

— actual underwritten CHAMPUS health care costs in the area in the previous option period is multiplied by the national trend factor for underwritten CHAMPUS healthcare costs from the beginning of the previous year up to the end of that year.

(3) Target Underwriting Fee

The term, “target underwriting fee” is equivalent to target fee. The target underwriting fee for all option periods is established at contract award using the contractor’s proposed dollar amount for the initial contract award as set forth in Section B. When the parties negotiate the target cost for option period II and/or subsequent periods, the parties will apply the fee percentage proposed at contract award (for the relevant time period) to the negotiated target cost to determine the actual target fee. In the event the parties are unable to negotiate the target cost for option period II and/or subsequent periods, the target underwriting fee will be the dollar amount established at contract award. For option period VI through VIII, the fall-back process is retained, but the dollar amount for use in the “fall-back” formula established at contract award is deterined as follows:

"For option VI, the fixed target fee to be used in the fall-back formula would be set at the level of the option V negotiated target fee (as modified by any subsequent change-orders not already considered in the negotiated amount) accelerated to option VI at the same annual rate as proposed by HMHS for the acceleration of its fixed-fee amounts from option II through option V (8.0%). For option VII, which is a six-month option period, the fixed fee amount would be set at half of the option VI fixed fee, accelerated at the same annual rate for a period of 9 months (from the mid-point of option VI, to the mid-point of option VII) ,resulting in a multiplicative factor of .5297 from option VI to option VII. For option VIII,which is also a six-month option period, the option VII fixed fee would be accelerated at the same annual rate for an additional six months (from the mid-point of option VII to the mid-point of option VIII), resulting in a multiplicative factor of 1.0392 from option VII to VIII. The multiplicative factors will be rounded to four decimal places. Based on this procedure and the current negotiated target fee for option V ($**** the following fixed-fee amounts would apply for option VI - $**** option VII - $**** and option VIII - $****

The target underwriting fee is then only adjusted by negotiated healthcare changes, definitized healthcare change orders, or other equitable adjustments. The parties agree to utilize the same fee percentage proposed for the initial award in these negotiated adjustments.

(4) Minimum and Maximum Fee

The minimum and maximum are as follows:

(a) The minimum fee that may be realized by the contractor will be negative 4 percent of the target cost for each contract year.

(b) The maximum fee that may be realized by the contractor will be 10 percent of the target cost for each contract year.

(5) Fee Determination The underwriting fee will be determined using the fee adjustment formula as follows:

(a) When underwritten actual costs are less than the target cost, the fee will be the lesser of two amounts: (1) the target fee plus 20% of the difference between the target cost and the actual cost, or (2) the maximum fee amount.

(b) When underwritten actual costs exceed the target, the fee will be the greater of two amounts: (1) the target fee plus 20% of the difference between the target cost and the actual cost (a negative number), or (2) the minimum fee amount (a negative number).

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(c) Mathematically, this formula may be expressed as:

      Target Fee + .20(Target Cost – Actual Cost)

The final determination of fee will occur approximately 12 to 18 months after the end of the option period to which it applies. This final determination will be based on underwritten TEDs accepted by TMA through the ninth month (Option Periods I and II) and through the sixth month (Option Periods III through VIII), after the end of the option period. However, prior to the fee determination, the Government will determine an interim fee approximately three months after the end of the option period to which it applies based on the available TED data and the Government’s estimate to completion. Partial and final payment of the fee will be conducted in accordance with H-2 and H-3.

(6) Actual Underwritten Healthcare Costs.

Actual underwritten costs for fee determination purposes will be measured from TRICARE Encounter Data (TEDs) accepted by the Government, less unallowable costs determined by audits, and estimated to completion (by the Government). The actual costs will include resource-sharing costs and any other valid, underwritten health-care costs not reported on TEDs, but previously agreed upon by the Government. Healthcare cost details and clarifications include:

(a) Underwritten costs. The target and actual costs will both include all non-TRICARE/Medicare dual-eligible CHAMPUS eligible beneficiaries enrolled with MTF PCMs in addition to all network-enrolled and non-enrolled non-TRICARE/Medicare dual-eligible beneficiaries.

(b) Local Military Treatment Facilities (MTFs) will have control over all beneficiaries who enroll in TRICARE Prime with an MTF Primary Care Manager (PCM). These enrollees will include Active Duty Service Members (ADSMs) as well as CHAMPUS–eligible beneficiaries. Only those dollars expended for

Non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries will be accumulated as actual healthcare costs to be compared with the target cost for the period.

(c) Enrollment Fees. Enrollment fees collected by the contractor are considered part of the administrative price and are not considered in the determination of the target cost or the actual cost of healthcare under the contract.

(d) Medical Management Costs. The costs of medical-management activities, such as case management, disease management, and utilization management are not considered as healthcare costs.

(e) Capitated Arrangements. Capitation arrangements are prohibited.

H.2. Partial Payment of Underwriting Fee during Performance

In addition to the requirements and procedures specified in this section regarding interim and final health care underwriting fee determination, the Government will make partial payments against the target fee as specified below.

a. During performance of each option period, the Government will pay the contractor, on a monthly pro-rated basis, an amount equal to 50% of the target fee.

b. Interim and final determination of fee for the base period and each subsequent option period will be in accordance with paragraphs H.1. And H.3.

H.3. Interim Fee Determination

a. If the interim fee calculation described in H.1. indicates that a positive fee will be earned upon final determination, the Government will pay the contractor an amount equal to 90% of the interim fee for that period. This will be paid in a lump sum to the contractor; less any partial fee payments made for that period. The final balance for fee will be paid 12-18 months after the contract period in accordance with the final fee determination scheme.

b. If the interim fee calculation indicates that a negative fee will be earned upon final determination, no interim fee payments will be made. Final fee determination will be made in accordance with paragraph H.1.

H.4. Resource Sharing

a. Resource sharing is an alternative means of satisfying the purchased-care needs of non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries and is a tool that may be used by the Parties to reduce purchased-care and overall underwritten expenditures. All resource sharing agreements (See the TRICARE Operations Manual, Chapter 16) shall be cost effective to the Government and the contractor.

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b. Any allowable resource-sharing expenditure will be reimbursed and will count as actual underwritten healthcare.

c. Although resource sharing is intended primarily to provide care to underwritten CHAMPUS-eligible beneficiaries, when a resource sharing asset provides care to non-underwritten beneficiaries, the costs of providing such care is counted as actual underwritten costs for fee determination, just like resource sharing expenditures for underwritten beneficiaries.

d. There will be no need to account for the number of Military Treatment Facility outpatient visits or admissions enabled by resource sharing for purposes of determining contract payments, which is separate from the progress reports required under TRICARE Operations Manual, Chapter 15, Section 3. See TRICARE Systems Manual, Chapter 2, Section 1.1, Paragraph 8 for process for reporting Fee-for Service to TMA.

H.5. Allowable Health Care Cost and Payment

a. The purpose of this clause is to define reimbursable healthcare costs and to clarify how healthcare costs apply to FAR clause 52.216-7, “Allowable Cost and Payment”. This clause does not apply to reimbursable costs associated with the disease management administrative services contract line item number. This clause does not substitute any portion of, and does not make changes to FAR 52.216-7.

“Healthcare costs”, as used in this clause, are direct healthcare costs that are underwritten by the contractor.

“Allowable cost”, as used in this clause and FAR 52.216-7 are healthcare costs that include both provisionally and fully accepted TEDs records. These costs are reimbursed with obligated funds dispersed under this contract. A submission by the contractor to the TEDs system alone does not make it an allowable cost.

Non-underwritten “costs” are costs to the Government, and are not costs to the contractor. Non-underwritten “payments” are draws of funds directly from the Federal Reserve by the contractor or disbursed by TMA to the contractor. These draws are not considered payments to the contractor, and not considered a reimbursement of allowable health care costs from funds obligated on the contract.

b. A submission to TEDs as described in the TRICARE Operations Manual is considered an acceptable invoice or voucher required in accordance with FAR 52.216-7(a)(1).

c. Due to the nature of health care costs, the portions of FAR 52.216-7 that relate to materials, direct labor, direct travel, other direct costs, indirect costs, incidental expenses, and pension plan contributions are not applicable. As such, any portions of FAR 52.216-7 that relate to indirect cost rates and billing rates are not applicable.

d. In reference to FAR 52.216-7 (g), “audits”, as used in this clause includes audits on statistically valid samples. The audit results will be applied to the entire universe from which the audit sample was drawn to determine total unallowable costs. Overpayments made by the contractor, whether found in an audited sample or audit results applied to the entire universe from which the sample was drawn, are unallowable costs. The Contracting Officer will notify the contractor of intent to disallow costs in accordance with FAR 52.242-1, Notice of Intent to Disallow Costs. Underpayments made by the contractor that are found in an audit are not used to offset overpayment adjustments.

e. In reference to FAR 52.216-7 (h)(2), the Contracting Officer will not approve contractor’s expense to secure refunds, rebates, credits, or other amounts (including incentives), as allowable costs for reimbursement under the cost-reimbursable line items, including health care line items.

H.6. Evolving Practices, Devices, Medicines, Treatments and Procedures

a. Medical practices and procedures are expected to continue developing during the period of this contract. Some will increase and some will decrease the cost of medical care. These changes will include practices, devices, medicines, treatments and procedures that previously were excluded from the benefits as unproven. There shall be no change in the Target Cost or Target Fee as a result of changes in the approval status of drugs, devices, medical treatments and medical procedures. The contractor underwrites all costs of all drugs covered under this contract, devices, medical treatments or medical procedures that move from unproven to proven. Changes caused by changes in the statutory definitions of the benefit or new benefits added by statute will be implemented under the Changes clause.

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b. TRICARE can only cover costs for medically necessary supplies and services. Regulatory procedures are in place at

32 C.F.R. 199.4(g)(15) that describe the procedure for evaluating the safety and efficacy of unproven drugs, devices, medical treatments, or medical procedures. The contractor shall be responsible for routinely reviewing the hierarchy of reliable evidence, as defined in 32 C.F.R. 199.2, and shall bring to the Government’s attention drugs, devices, medical treatments, or medical procedures that they believe have moved from unproven to proven in a written report to the Government in accordance with F-5.

H.7. Integrated Process Teams

The Government may develop major contract and program changes through Integrated Process Teams (IPTs). This provision describes the contractor’s participation in this process. The contractor will provide the appropriate personnel (as agreed to by the Contracting Officer and the contractor) to serve on IPTs to develop and/or improve the technical, business, and implementation approach to any and all proposed TRICARE program contract changes within 14 calendar days after notification by the Contracting Officer. The contractor will participate in the entire process with the Government team from concept development through incorporating the change into the contract. This process includes developing budgetary cost estimates, requirement determination, developing rough order of magnitude cost estimates, preparing specifications/statements of work, and establishing a mutually agreeable equitable adjustment to the contract price as a result of incorporating the change (including pricing, negotiations, etc). IPTs will not be formed for all contract changes, but generally will be formed for complex, system-wide issues. The contractor shall participate in all required meetings as determined by the Government team leader, regardless of how they are held (in person, via teleconference, by video-teleconference, or through electronic conferences within the TMA web site). The frequency and scheduling will vary depending on the topic.

H.8. Performance Guarantee

a. The performance guarantee described in this provision is the contractor’s guarantee that the contractor’s performance will not be less than the performance standards described below. The rights of the Government and remedies described in the Performance Guarantee provision are in accordance with, and in addition to all other rights and remedies of the Government. Specifically, the Government reserves its rights and remedies set forth in the Inspection of Services clause (FAR 52.246-4, 52.246-5) and the Default clause (FAR 52.249-8, 52.249-6).

b. The contractor guarantees that performance will meet or exceed the standards in this provision. For each occurrence the contractor fails to meet each guaranteed standard, the Government will withhold from the contractor the amount listed in the schedule below. Performance guarantee withholds will continue until the guarantee amount for the respective option period is depleted or the contractor’s performance improves to meet or exceed the standard. Performance will be measured as specified below. The contractor will be notified and withholds made on a quarterly basis. For the purposes of this provision, the term “performance standard” is defined as the contract standards that are restated in this provision.

c. Performance Guarantee Amounts:

Option Period I	$	*	***
Option Period II	$	*	***
Option Period III	$	*	***
Option Period IV	$	*	***
Option Period V	$	*	***
Option Period VI	$	*	***
Option Period VII	$	*	***
Option Period VIII	$	*	***

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d. Telephone Service (Busy Signals)

Standard: Not less than 95% of all calls shall be received without the caller encountering a busy signal

A performance guarantee shall be applied as follows:

Based on the contractor’s monthly report, the Government will withhold a performance guarantee amount of $0.50 per blocked call in excess of the standard (not less than 95% of all calls shall be received without the caller encountering a busy signal). For example, if 92% of calls are received but 8% are blocked by a busy signal, then a performance guarantee equal to 3% of the calls [3% represents the difference between the actual number of blocked calls and the standard] will be assessed. If 3% equates to 100 calls, the performance guarantee withhold will be $50.00 or 100 times $0.50. The blockage rate shall be determined no less frequently than once per hour.

“All calls” is defined as any call to any contractor operated TRICARE customer service telephone number. Customer service shall be interpreted in the broadest terms including, but not limited to, telephone calls from beneficiaries, providers, Government representatives, and interested parties about general program information, network providers, enrollment, eligibility, benefits, referrals, preauthorization’s/authorizations, claims, complaints, processes and procedures.

e. Telephone Service (Total Hold Time)

Standard: 95% of all calls shall not be on hold for a period of more than 30 seconds during the entire telephone call

A performance guarantee shall be applied as follows:

If performance falls below the standard for each individual call that has a total hold time of more than 30 seconds based on the contractor’s monthly report (calls exceeding the 30 second total hold time divided by total calls received during the month), the Government will withhold a performance guarantee amount of $0.50. For example, if only 92% of calls that have a total hold time of 30 seconds are less, the actual number of calls failing the 95% standard will be assessed a performance guarantee. In this example, the difference equals 3%. If 3% of calls equates to 100 calls not meeting the 30 second total hold time standard, the performance guarantee withhold will be $50.00 or, 100 times $0.50.

f. Claims Processing Timeliness (Retained Claims and Adjustment Claims)

Standard: Not less than 95% of retained claims and adjustment claims processed shall be completed within 30 calendar days from the date of receipt

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard, the Government will withhold a performance guarantee amount of $1.00 per retained claim in excess of the 95% standard. For example, if only 91% of retained claims are processed within 30 calendar days, a performance guarantee will be assessed equal to 4% of the claims processed that month. The 4% represents the difference between the actual performance of 91% and the standard of 95%. If 4% equates to 600 claims, the performance guarantee withhold will be $600.00 or 600 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database.

g. Claims Processing Timeliness (Retained Claims)

Standard: 100% of retained claims shall be processed to completion within 60 calendar days

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard of 100% of retained claims processed to completion within 60 days, the Government will withhold a performance guarantee amount of $1.00 per retained claim not meeting the standard. For example, if actual performance is 99% of retained claims processed to completion within 60 days, the contractor will be assessed a performance guarantee equal to 1% (the difference between the contractor’s actual performance and the standard. If 1% equates to 100 claims, the withhold will be $100.00, or 100 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database.

h. Claims Processing Timeliness (Excluded Claims)

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Standard: 100% of all claims shall be processed to completion within 120 calendar days.

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard and falls below the standard of all claims processed to completion within 120 calendar days, the Government will withhold a performance guarantee amount of $1.00 per claim not meeting the standard. For example, if 1% (the difference between the contractor’s actual performance and the standard) of all claims are not processed to completion within 120 calendar days from the date of receipt, and that equates to 1,000 claims, the performance guarantee amount will be $1,000.00 or, 1,000 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database. The Government will assess a performance guarantee amount monthly until the claim is processed to completion.

i. Payment Errors

Standard: The absolute value of the payment errors for sampled TEDs (initial submissions, re-submissions, and adjustments/cancellation submissions) shall not exceed 2%.

A performance guarantee shall be applied as follows:

If payment errors exceed the standard, the Government will withhold 10% of the value of payment errors exceeding the 2% standard. The Government will not net errors as a result of overpayments and underpayments. Rather, the Government will withhold a performance guarantee amount equal to 10% of the sum of all payment errors in excess of the standard. This amount will be based on the actual claims audited in the quarterly TMA audits as specified in Section H.

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j. TED Edit Accuracy – Validity Edits

Standard: The accuracy rate for TED validity edits shall be not less than:

95 % after six months of performance during the first option period

and

99% after nine months and thereafter during the entire term of the contract

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard and falls below either of the two standards of 95 % after six months or 99 % after nine months, a performance guarantee amount of $1.00 for each TED record not meeting the standard will be withheld.

For example, if only 90% of all TEDs pass validity edits after six months, then a performance guarantee amount equal to 5% of all TEDs failing the edits during the quarter will be withheld (5% equals the difference between the contractor’s actual performance and the standard in this example). If 5% equates to 1,000 TEDs, the performance guarantee amount will be $1,000.00 or 1,000 times $1.00. The number of TEDs failing to meet the standard will be determined monthly based on the TMA TED database.

k. TED Edit Accuracy – Provisional Edits

Standard: The accuracy rate for provisional edits shall not be less than:

90 % after six months of performance during the first option period

and

95 % after nine months and thereafter during the entire term of the contract

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard and falls below either of the two standards of 90 % after six months or 95 % after nine months, a performance guarantee amount of $1.00 for each TED not meeting the provisional edit standard will be withheld. For example, if only 85% of all TEDs pass provisional edits after six months, a performance guarantee equal to 5%, or the difference between the contractor’s actual performance and the standard, will be assessed. If, as in this example, 5% equates to 1,000 TEDs, the performance guarantee will be $1,000.00 or 1,000 times $1.00. The number of TEDs failing to meet the standard will be determined monthly based on the TMA TED database.

l. Contractor Network Adequacy

Standard: Not less than 96% of contractor referrals of beneficiaries residing within a Prime service area shall be to a MTF or network provider with an appointment available within the access standards.

Based on the contractor’s monthly report, a performance guarantee shall be applied as follows for referrals failing the standard:

if less than 96% and more than or equal to 93%	$25.00 per referral	*
if less than 93% and more than or equal to 91%	$50.00 per referral	*
if less than 91% and more than or equal to 90%	$75.00 per referral	*
if less than 90%	$100.00 per referral	*

*	The withhold will be based on the difference between the contractor’s actual performance and the standard.

For purposes of this provision, a referral is the offer of an appropriate appointment within the access standards. If the beneficiary elects not to accept the offered appointment, the contractor has met the standard. In determining the performance guarantee, the applicable amount will be determined based on the offeror’s actual performance. For instance, if the contractor’s actual performance is 90%, the performance guarantee will equal $75 per referral in excess of 96%. In this example if 5% equals 1,000 referrals failing the standard, the performance guarantee will equal $75,000. It is critical that the contractor recognize that the highest per referral withhold will be applied to all referrals failing the standard. The Government will not stratify the performance guarantee based on the above.

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m. Specialty Care Referral Consultation Reports

Standard: The contractor shall ensure that network specialty providers submit clearly legible specialty care referral consultation reports, for all contractor approved “eval only” and “eval and treat” MTF referrals which require a consult report.

When the contractor receives a referral request from the MTF, the request will be processed one of the following ways:

•	Approved

•	Denied (denied due to non-covered benefit or lack of documented medical necessity)

•	Pended (referral approval/denial determination is in progress)

•	Returned to the MTF for more information (future approval or denial)

•	Cancelled, returned to the MTF as “no referral needed for type of care”

All approved referral requests are entered into Medical Services Review (MSR) and await the receipt of a claim and consult report. The referrals will be designated “eval only” or “eval and treat”. “Eval and treat” is the default, if not specified based upon the request from the MTF provider, as outlined in the CORE MOU. The contractor will record the type of referral upon receipt of the orders from the MTF provider. This designation will remain for the life of the referral. The contractor will designate in MSR which referral requires a consult report in accordance with Section C-7.2.2, as further detailed by the rule set agreed to by the contractor and TRO-S.

The contractor will display on the Web the status of each request sent to the contractor by the MTF provider. This includes all MTF referrals, whether the referral was approved, denied or cancelled. Approved MTF referrals which require a consult report will be tracked and the contractor will provide the MTF the ability to request an “expedited chase” for clinically significant consult reports not delivered within timeliness standards (see Section C-7.2.c.). The display will be arranged by the month the referral was processed and identify the following:

•	Service NOT rendered (no evidence of kept appointment, claim, or a return consult)

•	Service rendered-closed (kept appointment confirmed and/or claim verified; consult received)

•	Service rendered-open (kept appointment confirmed and/or claim verified; consult not received).

Performance Guarantee (PG) Calculation/Measurement

Performance Guarantee calculation of specialty care referral consultation reports performance will be done quarterly based on the contractor’s sum of three month’s worth of monthly calculations. On the 15th of each month the monthly reporting will be delivered. For Option Period III the first monthly performance guarantee report will be delivered on October 15, 2006, covering April 2006 referrals. In December 2006 the first quarterly guarantee report for Option Period III will be delivered covering April, May and June of 2006. For subsequent Option Periods, the monthly performance guarantee report will be delivered on the 15th of the month and the quarterly assessment on the contractor’s sum of three month’s worth of monthly calculations.

10 working day standard:

“Eval only”: Consult returns shall be provided to the MTF within 10 working days of the specialty encounter 98% of the time. Computation of this performance guarantee will be accomplished by using the last date of service of the referred care as the trigger date. A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

For example, if 96% of reports are provided to the initiating MTF within 10 working days of last date of service for the rendered care by network specialty physician providers during Option Period III, and 100 reports are required, the Government will withhold $50 ($25 x 2 missing/late reports not meeting the 98% standard). If neither evidence of an appointment kept nor a claim has been submitted nor a consult report has been received within the 5 month period, no performance guarantee is assessed, and the referral is presumed to represent a beneficiary who did not fulfill an appointment as a result of the referral.

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30 calendar day standard:

(a). “Eval only”: Consult returns shall be provided to the MTF within 30 calendar days of the specialty encounter 100% of the time. Computation of this performance guarantee will be accomplished by using the last date of service of the referred care as the trigger date, and applying one of the following assessment criteria:

i. When the consult return percentage is less than 98%, the performance guarantee penalty will be computed by multiplying the total expected by 2% and then multiplying by the performance guarantee amount.

ii. When the consult return percentage is greater than 98%, the performance guarantee penalty will be computed by subtracting that actual achieved percentage from the 100% standard, then multiplying the difference by the total expected consults. The results should then be multiplied by the performance guarantee amount.

A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

(b.) “Eval and treat”: Consult returns shall be provided to the MTF within 30 calendar days of the specialty encounter 100% of the time. Computation of this performance guarantee will be accomplished by using the initial date of service of the referred care as the trigger date. A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

For example, if 95 reports are provided within 30 calendar days of the initial “eval and treat” visit by network specialty physician providers during Option Period III, and 100 reports are required, the Government will withhold $125 ($25 x 5 missing/late reports not received within 30 calendar days). If neither evidence of an appointment kept nor a claim has been submitted nor a consult report has been received within the 5 month period, no performance guarantee is assessed, and the referral is presumed to represent a beneficiary who did not fulfill an appointment as a result of the referral.

H.9. Award Fee

The award fee will be administered quarterly following the completion of each contract quarter in accordance with the award fee plan. The award fee pool is prorated into two quarters in option period I, VII and VIII and into four equal amounts for the remaining option years II through VI as shown in Section B. Awarded portions are disbursed quarterly in accordance with the award fee plan. Unawarded portions of the award fee pool are not available for any subsequent period. The results of the Government administered surveys will be considered in determining the award fee and that any contractor administered survey results are specifically excluded from consideration.

H.10. Processing of Newborn Claims

For those newborns who are covered under the 60 day “deemed enrollment” benefit, the contractor shall code these claims as civilian PCM Prime until a formal enrollment action or the end of the 60 day period, whichever is earlier. If the newborn is formally enrolled during this 60 day period, for claims incurred after the formal enrollment the contractor shall code the claims according to the formal PCM assignment. If the newborn is not formally enrolled after the 60 calendar day period, for claims subsequently incurred after the 60 days the contractor shall process these claims as a non-enrolled beneficiary, applying the appropriate TRICARE cost shares and deductibles. Note that this PCM coding approach during the “deemed enrollment” period does not affect the status of these newborns for purposes of the contract’s underwriting provisions, as underwriting applies to eligible newborns regardless of their enrollment or CM status. Similarly, this PCM coding approach during the “deemed enrollment” period does not change TRICARE policy regarding the actual payment of the claim from a beneficiary or provider perspective.

H.11. Claim Cycle time and Audit Methodology

a. Claim Cycle Time Measurement.

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The Government will calculate the claim cycle time based on data submitted on TRICARE Encounter Data (TEDs). The cycle time is calculated as one plus the difference between the Julian date that the claim or adjustment claim was processed to completion and the Julian date of receipt or the Julian date the claim was identified as an adjustment. Only a single cycle time will be calculated per claim. This cycle time will be calculated using all unedited TEDs initial submission vouchers (Voucher Resubmission Number equals zero) which are received by TMA during each quarter and which pass the voucher header edits. TEDs in vouchers which fail the voucher header edits or which are otherwise unprocessable as submitted by the Contractor and TEDs in resubmission vouchers (Voucher Resubmission Number is greater than zero) will be excluded from the claim cycle time calculation.

(1) Quarterly Healthcare Audit - Claim Audit Sampling and Error Determinations

(a) Sampling Methodology

Sample means will be used as point estimates of payment and occurrence errors. There will be two kinds of payment samples, one for non-denied claims and one for denied claims. The design of non-denied payment and the occurrence samples utilizes a ninety percent (90%) confidence level, while the denied payment sample design uses an eighty percent (80%) confidence level. Precision estimates are 1.0 percent (1%) for the non-denied payment sample, 2.0 percent (2%) for the denied payment sample, and 1.5 percent (1.5%) for the occurrence sample. The non-denied payment sample will be drawn from all records with government payments of $100 to $100,000. In addition, all records with a government payment of $100,000 and over will be audited. The denied payment sample will be drawn from all records with billed amounts of $100 to $100,000. In addition, all records with billed amounts of $100,000 and over will be audited. The non-denied and denied payment samples will be stratified at multiple levels within the $100 to $100,000 range. Samples will be drawn on a quarterly basis from TED records which are fully or provisionally accepted. Records to be sampled will be “net” records (i.e. the sum of transaction records available at the time the sample was drawn related to the initial transaction record). TED records in voucher batches which fail any validity edits or which are otherwise unprocessable as submitted by the contractor will be excluded from the sampling frame.

(b) Required Contractor Documentation.

[1] Upon receipt of the TEDs Internal Control Number (ICN) listing from TMA or designated audit contractor, the Contractor shall retrieve and compile processing documentation for each selected claim. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service. All documentation must be received at TMA or designated audit contractors within 30 calendar days from the date of the TMA or designated audit contractors letter transmitting the ICN listing:

(i) Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, other telephone conversation records.

(ii) Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability documents, discounted rate agreements to include the following information: 1) provider name, 2) provider identification number, 3) effective and termination dates of agreements; and 4) negotiated rate or fee schedule and such other documents as are required to support the action taken on the claim.

(iii) A copy of the EOB (or EOB facsimile) for each claim selected.

(iv) The contractor shall send via electronic data input on a 3480 cartridge the current family history (15 to 27 months) for each selected claim. This electronic data containing all required data fields must be received by TMA or designated audit contractor within 30 calendar days from the date of the TMA or designated audit contractor letter transmitting the ICN listing.

[2] Payment errors or occurrence errors will be assessed if the Contractor does not provide the above claim-related documents or if the documents provided are not legible. The Contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or designated audit contractors will return original documents upon completion of the audit process.

(c) Additional Data to be Furnished by the Contractor.

[1] Description of data elements by field position in family history file printout. Initial submission to TMA is due by the commencement of claims processing and revisions as they occur.

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[2] Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions shall be submitted to TMA by the commencement of claims processing.

[3] Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing. Initial submission to TRICARE is due by the commencement of claims processing and revisions as they occur, but not later than the 5th work day of the month following the change.

[4] Specifications for submission of the provider and pricing files are described in the TEDs System Manual. Initial submission to TMA is due by the commencement of claims processing and updates to the files are to be submitted as specified in the TEDs System Manual.

(d) Payment Error and Process Error Determinations.

[1] There are two categories of payment errors: (1) a payment error which cannot be removed by contractor post payment processing actions and (2) a payment error which can removed by contractor post payment processing actions (see list of audit error codes defining payment error categories). Payment errors which can be removed by contractor post payment actions will also be assessed a process error at audit. If contractor post payment actions substantiate the initial processing decision, the payment error will be removed but the process error will remain. If the initial processing action is not substantiated, both the payment and the process error will remain. Claims containing process errors will not affect payment or occurrence error rates, but will be used as a performance indicator.

[2] Payment errors are the amount of over/under payments on a claim, including but not limited to a payment in the correct amount but sent to the wrong payee, denial of a payable claim, misapplication of the deductible, payment of a noncovered service/supplies, or services/supplies for which a benefit determination cannot be based on the information available at the time of processing. Process errors result from: noncompliance with a required procedure or process, such as development required but not performed, medical emergency not substantiated, medical necessity review not evident and are cited in conjunction with a payment error. Process error determinations are based on the claim information available and those processing actions which have passed the TMA TED Validity edits up to the time the audit sample is pulled.

[3] Payment errors which may not be removed by Contractor post payment actions (see audit error categories) are based only on the claim information available and those processing actions which have passed the TMA TED Validity edits up to the time the audit sample is pulled. Actions and determinations occurring subsequent to the date the audit sample is pulled or actions and determinations which have not passed the TMA TED Validity edits are not a consideration of the audit regardless of whether resolution of a payment error results. Because adjustment transactions are not allowed on total claim denials, subsequent reprocessing actions to the denied claim which occur prior to the date the audit sample is pulled will be considered during the audit.

[4] The measure of the payment error is the TED record. The audit process (for the payment samples) projects universe value based on the audit results. The samples (non-denied and denied) are separately projected to the universe of claims for each quarter. The results of these projections are then combined into the following categories: total number of claims in the universe, government payment estimation, correct government payment, error amount and the estimated error percent in the universe of claims.

[5] All incorrectly coded financial fields on a TED are considered to be occurrence errors regardless of whether associated errors exist.

(e) Computation of the “Total Amount Billed” for Denied Claims.

[1] For treatment encounters for which no per diem, negotiated rate or DRG-based amount applies for consideration of payment, the “total amount billed” is the actual amount billed on the claims. This applies to treatment encounters involving services from DRG-exempt hospitals and hospital units, those involving DRG-exempt services and those which would otherwise be subject to the DRG-based payment methodology but for which a DRG allowed amount cannot be computed, regardless of whether or not these claim are paid;

[2] For treatment encounters subject to the TRICARE per diem payments, negotiated rate, or the DRG-reimbursement methodology, the “total amount billed” is the correct per diem, negotiated rate, or DRG-based allowable amount including any applicable outlier amounts.

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[3] If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, a 100 percent payment error based upon the total amount billed will be assessed. For health care services records which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total amount billed. This condition is considered to be an unsupported TED.

(f) TED Occurrence Error Determination

[1] The TED occurrence error rate is defined as the total number of errors divided by the total number of data fields in the sample times 100.

[2] Occurrence errors determinations are based on only the claim information available and those processing actions taken at the time of adjudication. Actions and determinations occurring subsequent to the processed date of an audited claim, such as obtaining other health insurance documentation, adjusting a claim to correct financial or other data fields, or developing for required information not obtained prior to processing, are not a consideration of the audit regardless of whether a resolution of the incorrectly coded TED results.

[3] Occurrence errors result from an incorrect entry in any data field of the TED. There are no exceptions. Any error, including errors in financial fields, shall be counted as occurrence errors.

[4] Some TED error conditions are not attributable to any one specific data field but apply to the record as a whole or to certain parts of the record. In addition to erroneous data field coding, the following error conditions involving incorrect or unsupported records will result in occurrence errors being assessed as indicated.

Following are error conditions and the associated number of occurrence errors assessed with each condition; payment error codes that post payment actions do not apply; payment error codes that post-payment actions do apply, and process error codes.

ERROR CONDITION	NUMBER OF ERRORS
Unlike Procedures/Providers Combined (Noninstitutional Record)	7 errors for each additional utilization data set*
Unlike Revenue Codes Combined (Institutional Record)	5 errors for each erroneous revenue code set**
Services Should Be Combined	1 error for each additional revenue code/utilization data set
Missing Noninstitutional Utilization Data Set	7 errors for each missing data set*
Extra Noninstitutional Utilization Data Set	7 errors for each extra data set*
Missing Institutional Revenue Code Set	5 error for each missing revenue code set**
Extra Institutional Revenue Code Set	5 errors for each extra revenue code set**
Incorrect Record Type	5 errors
Claim Not Provided for Audit	1 error plus 1 error for each revenue code utilization data set in the TED
Claim Not Auditable	1 error plus 1 error for each revenue code utilization data set in the TED
Unsupported TED Transaction	1 error plus 1 error for each revenue code utilization data set in the TED

*	Not to exceed 21 errors for combination of these error conditions
**	Not to exceed 15 errors for combination of these error conditions

The following are payment errors on which post payment actions are either not applicable or would not remove the payment errors assessed.

01K-Authorization I PreAuthorization Needed (all — except PPWD* and Adjunctive Dental Authorizations)

03K-Billed Amount Incorrect

04K-Cost-share I Deductible Error

07K- Duplicate Services Paid

08K- Eligibility Determination — Patient

09K- Eligibility Determination — Provider

12K- Non-Availability Statement Error

13K-OHI/TPL — Govt. Pay Miscalculated

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16K- Payee Wrong- Provider

17K- Participating/Non-Participating Error

18K- Pricing Incorrect

19K-Procedure Code Incorrect

20K-Signature Error

22K- DRG Reimbursement Error

24K-Incorrect Benefit Determination

25K-Claim Not Provided

26K-Claim Not Auditable

27K-Incorrect MCS System

The following are payment errors on which post-payment actions may support original processing. On rebuttal, if documentation is provided that supports the processing actions, the payment errors could be removed but the process errors would remain.

01K-Authorization/Pre-Authorization Needed (PPWD* and adjunctive dental authorizations)

02K-Unsupported Benefit Determination

05K-Development Claim Denied Prematurely

06K-Development Required

10K-Medical Emergency Not Substantiated

11K-Medical Necessity/Review Not Evident

21K-Timely—Filing Error

23K-Contract Jurisdiction Error

99K-Other—This payment error is very general and claims would have to be reviewed on an individual basis with regard to post-payment actions.

*	PPWD – Program for Persons with Disabilities

The following are process errors which will be assessed for noncompliance of a required procedure/process. These errors are neither occurrence errors or payment errors and are not used to calculate the occurrence error or payment error rate. A payment error will be assessed along with the process error. Upon rebuttal if the process is followed to conclusion and the actions support the original decision, the payment error will be removed but the process error will remain.

01P - Authorization/Pre-authorization needed (PPWD arid dental authorizations)

02P - Unsupported Benefit Determinations

05P - Development Claim Denied Prematurely

06P - Development Required

10P - Medical Emergency Not Substantiated

11P - Medical Necessity/Review Not Evident

21P - Timely Filing Error

23P - Contract Jurisdiction Error

99P - Other

(2) Error Determination Rebuttals

(a) Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality audit within 45 calendar days of the date of the audit transmittal letters. Rebuttals not postmarked within 45calendar days of the audit letter will be excluded from further consideration.

Rebuttal responses are final and will not receive further consideration except when during the audit rebuttal process the contractor submits a claim not previously submitted with the audit and an error is assessed, or when the contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit contractor during the initial rebuttal process must be postmarked within 30 calendar days of the TRICARE or designated quality review contractor rebuttal response letter. Rebuttals to new errors not postmarked within 30 calendar days from the date of the rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 45 to the Julian calendar date of the TMA or designated audit contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit contractor rebuttal response letter.

b. Annual Healthcare Cost Audit

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TRICARE Encounter Data (TED) batch/voucher payment records are utilized to determine allowable cost. The total allowable amount is calculated on a per record basis, using all fields used to calculate a batch/voucher header total, and for dates of service falling within a specified option period. The total government paid amount will be calculated using all edited TEDs batch/vouchers with resubmission number equal to zero and which are received by TMA. Batch/ voucher records that have not passed validity edits on the TED record or which are otherwise unprocessable as submitted by the contractor will be excluded from the sample.

(1) Claim Audit Sampling and Error Determinations.

(a) Sampling Methodology and Application of Results for Option Period I

A stratified random sample of claims from the universe of non-denied underwritten claims will be used to estimate the mean overpayment amount per claim in the claims universe and the lower limit of a one-sided ninety-percent (90%) confidence interval (estimated mean - 1.2815 x standard error). All claims in the sample determined to have been underpaid will be deemed to have an overpayment amount of zero. The lower limit of the confidence interval will be used as the recovery amount per claim in the universe of claims from which the sample is drawn. The total recovery amount will be calculated as the recovery amount per claim multiplied by the number of claims in the universe from which the sample is drawn. The payment samples will be drawn from all records with Government payments of $100 to $100,000. The payment samples will be stratified at multiple levels within the $100 to $100,000 range. In addition, all records with a government payment of $100,000 and over will be audited. Samples will be drawn from those underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period, through the ninth month after the end of option period I. Claims identified as non-underwritten will be removed by the Government from the sample and the universe, and will not be replaced. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum transaction records available through the ninth month after the end of the option period). TEDs in batch/vouchers, that fail TRICARE validity edits or which are otherwise unprocessable as submitted by the contractor will be excluded from the sampling frame.

(b) Sampling Methodology and Application of Results for Option Periods II through VIII

For Option Periods II through VIII, the same sampling methodology used will be as described in Section H.11.b.(1) (a) above for Option Period I. For Option Period II, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period through the ninth month. For Option Periods III through VI, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the respective option period, through the sixth month after the end of the option period.

For Option Periods VII and VIII, a single audit will be performed. If only Option Period VII is exercised, an audit sample will be drawn from underwritten TED records with end dates of service in Option Period VII. Should the Government exercise Option period VIII, an audit sample will be drawn from underwritten TED records with end dates of service in both Option Periods VII and VIII. Sample for Option Periods VII and VIII will be drawn from underwritten TED records which are fully or provisionally accepted into the TMA database through the sixth month after the end of the last exercised Option Period.

For Option Periods III through VIII, the Government will draw the sample no later than seven (7) months after the end of the respective option period. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum of the option period transaction records available through the sixth month after the end of the option period). The total overpayment recovery amount for each option period will be determined based on the lower bound of a one-sided ninety-percent (90%) confidence interval. The Government shall provide, at the same time the sample is requested, a complete listing of all TED records that encompass the audit universe for each respective Option Period. The contractor must identify all TED records that it believes should be excluded from the audit universe which includes non-underwritten claims and claims that were not within the dates of service range for the respective Option Period and provide documentation justifying their exclusion not later than thirty (30) days after receipt of the listing. Claims identified as non- underwritten will be removed by the Government from the sample and the universe, and will not be replaced.

(c) Required Contractor Documentation

[1] Upon receipt of the TEDs Internal Control Number (ICN) listing from TMA or designated audit contractor, the Contractor shall retrieve and compile processing documentation for each selected claim. All documentation must be

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Received at TMA or designated audit contractors within thirty (30) calendar days from the date of the TMA or designated audit contractors letter transmitting the ICN listing. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service:

(i) Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, other telephone conversation records.

(ii) Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability documents, discounted rate agreements to include the following information: 1) provider name, 2) provider identification number, 3) effective and termination dates of agreements; and 4) negotiated rate or fee schedule and such other documents as are required to support the action taken on the claim

(iii) A copy of the EOB (or EOB facsimile) for each claim selected.

(iv) The current family history (15 to 27 months) for each selected claim. The Contractor shall send this via electronic data input on a 3480 cartridge.

[2] If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, a 100 percent payment error based upon the total Government Pay Amount will be assessed.

For TEDs which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total Government Pay Amount. This condition is considered to be an unsupported TED. The contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or designated audit contractors will return original documents upon completion of the audit process.

(d) Additional Data to be furnished by the Contractor

[1] Description of data elements by field position in family history file printout. Initial submission to TMA is due by the commencement of claims processing and revisions as they occur.

[2] Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions shall be submitted to TMA by the commencement of claims processing.

[3] Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing. Initial submission to TRICARE is due by the commencement of claims processing and revisions as they occur, but not later than the fifth (5th) work day of the month following the change.

[4] Specifications for submission of the provider and pricing files are described in the TEDs System Manual. Initial submission to TMA is due by the commencement of claims processing and updates to the files are to be submitted as specified in the TEDs System Manual.

(e) Payment Error Determination for Allowable Cost Audit

[1] The audit error codes (K codes) indicated in above will apply to the cost audit. Payment errors are based on the claim information available and those processing actions which occur prior to the date the audit sample is pulled. Consideration will be given to subsequent processing actions that occur prior to the date the audit sample is pulled, including actions that have not passed the TMA TED edits, only if supporting documentation to indicate the action taken and the date the action was completed is submitted. Actions and determinations occurring after the date the audit sample is pulled will not be considered in the audit regardless of whether resolution of payment error exists.

[2] Payment errors are the amount of over payments on a claim, including but not limited to misapplication of the deductible, payment of non-covered service/supplies, or payment of services/supplies for which a benefit cannot be determined based on the information available at the time of processing or a payment in the correct amount but sent to the wrong payee.

[3] The measure of the payment error is the TRICARE Encounter Data record. The audit process (for the payment samples) projects universe value based on the audit results.

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(2) Cost Audit Rebuttals

(a) Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality auditor within forty five (45) calendar days of the date of the audit transmittal letters. Rebuttals not postmarked within forty five (45) calendar days of the audit letter will be excluded from further consideration. Rebuttal responses are final and will not receive further consideration except when, during the audit rebuttal process, the contractor submits a claim not previously submitted with the audit and an error is assessed, or when the contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit contractor during the initial rebuttal process must be postmarked within 30 calendar days of the TRICARE or designated quality review contractor rebuttal response letter. Rebuttals to new errors not postmarked within 30 calendar days from the date of the rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 45 to the Julian calendar date of the TMA or designated audit contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit contractor rebuttal response letter.

(b) The rebuttal for the healthcare cost audit shall be certified by a responsible official of the contractor as to accuracy and completeness. The rebuttal submission and the rebuttal process used by the contractor shall be subject to review by the Government. The corporation and/or certifying individual may be subject to criminal prosecution for any false certifications made.

(3) Unallowable Costs Recoupment Process

(a) Upon completion of the Annual Healthcare process described above, the Contracting Officer will determine the amount, if any, of unallowable costs / overpayments made by the Contractor; and issue to the Contractor a notice of intent to disallow unallowable costs. The Contractor Officer in said notice will define the method that the Contractor’s liability shall be satisfied, i.e. offset; direct reimbursement to the Government, etc.

(b) The Contractor may choose to seek recoupments from its providers for overpayments identified in the AHCC. Such adjustments shall be processed through TEDS. When the MCS contractor submits a TED record cancellation or adjustment due to a recoupment action, the TED system automatically withholds the identified overpayment. For claims that were included in the AHCC universe, this results in the contractor reimbursing the government twice for the same action. The Government recognizes this constitutes a double recoupment action. The following manual process will be utilized to provide reimbursement to the contractor for these double recoupments.

(c) Manual Process For Double Recoupments Arising From AHCC Audits

[1] The Contractor shall submit quarterly reports for all overpayments recouped from records that were included in the audit universe. This report will be due to the Contracting Officer no later than the end of the month following the end of each contract calendar quarter (June 30, September 30, Dec 31, and Mar 31). The report shall identify:

•	Records included in the audit universe by TED Record Indicator (TRI),

•	The date of recoupment/adjusted action,

•	The cycle in which the recoupment/adjusted TED record was accepted into the TEDs database, and

•	The amount of the recoupment/adjusted.

[2] Within 60-days of receipt of the report, the Government will validate that the identified records were included in the audit universe, the recoupment/adjusted amount, and the acceptance of the TED record (passes all validity edits) against the TRICARE transactions file. Any TED record that does not meet the reporting criteria and is unable to be validated will be reported back to the contractor with a request for additional information to justify reimbursement.

[3] The contractor will be able to use this process for four full calendar quarters following the sample claim pull for Option Periods II through VIII. For Option Period I, the contractor will be able to use this process for six full calendar quarters following the sample pull. After that date, recoupments that may be eligible for reimbursement to the contractor will be addressed through a formal Request for Equitable Adjustment. For example: If the audit sample is drawn on October 3lst, then the procedure outlined above can be used by the contractor through the full calendar quarter ending December 31st of the following year with the final list of recoupments provided to the Government no later than the last day of the following month when the quarterly report is due.

[4] The initial quarterly review will be based on transactions that have processed and passed all validity edits from the month following the audit extract date up to and through the report receipt date. When TMA has completed its review of the contractor's quarterly report; the contractor will be instructed in writing by the Contracting Officer to invoice the government for all verified claims amounts.

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SPECIAL CONTRACT REQUIREMENTS

H.12. Assumption of Performance in a Second TRICARE Contract Area

TRICARE is a statutory entitlement program under which there can be no lapse in program execution or interruption of services. It is the Government’s duty to take all reasonable steps to ensure the ready availability of alternative contract sources to facilitate stability in administration of the statutory entitlement program, help avoid unnecessary disruption in healthcare provider and patient relationships, and insure continuation of critical health services. Recognizing the potential that circumstances may arise under which the Government may require an alternative contractor to assume, on an interim basis, contract performance in one of the three TRICARE contract areas, the Government will consider other options, including substituting contract performance by one or both of the other contractors pending competitive acquisition of a successor. The Government agrees to negotiate in good faith fair and reasonable compensation for the additional work to be performed. The contractor retains all rights to equitable adjustments under the Changes clause in this matter.

H.13. Additional Performance Standards

The following standards will apply if they are more stringent than the standards stated elsewhere in the contract or referenced manuals.

****

h. TED Processing

The contractor will correct and return 95% of all unprocessable vouchers /batches for receipt at TMA within 10 calendar days of the date the invalid data was transmitted to the contractor by TMA. (Excludes foreign claims)

i. Validity Edits

The contractor will correct (clear all TMA validity edits) and resubmit 95% of all vouchers/batches having TEDs failing validity edits to TMA within 15 calendar days after the errors and rejected TEDs were transmitted to the contractor by TMA. (Excludes foreign claims)

The contractor will correct (clear all TMA validity edits) and resubmit 100% of all remaining unprocessable vouchers/batches having TEDs failing validity edits to TMA within 20 calendar days after the data was transmitted to the contractor by TMA. The resubmission data shall contain all TEDs rejected in the voucher/batch. (Excludes foreign claims)

j. Provisional Edits

The contractor will correct (clear all TMA edits) and resubmit 90% of all vouchers/batches having TEDs failing provisional edits to TMA within 30 calendar days after the errors and rejected TEDs were transmitted to the contractor by TMA. (Excludes foreign claims)

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The contractor will correct (clear all TMA edits) and resubmit 100% of all remaining vouchers/batches having TEDs failing provisional edits to TMA within 45 calendar days after the data was transmitted to the contractor by TMA. (Excludes foreign claims)

The contractor will meet the standard that 95% of TEDs (initial submissions, resubmissions, and adjustment/cancellation submissions) will pass the TMA provisional edits after 9 months following start of health care delivery and will exceed the standard by achieving a 96% pass rate after 24 months. (Excludes foreign claims)

k. Continued Health Care Benefit Program (CHCBP)

The contractor will ensure that all CHCBP claims are identified accurately and flagged for processing in 100% of the cases in accordance with Section C, C-7.21.15

l. Program for People with Disabilities (PFPWD)

The contractor will ensure that all beneficiaries authorized to receive benefits under the PFPWD are identified and their claims are accurately flagged for processing in 100% of the cases in accordance with Sec C, C-7.21.12

m. Foreign Claims

Foreign Claims TED submissions (initial submissions, resubmissions, and adjustment/cancellation submissions) will occur daily, exceeding the once in seven days standard.

n. The contractor will promote MTF Prime Enrollment by posting notices when MTF PCM capacity becomes available on the contractor web site and in locations such as the TSC and MTF.

o. Beneficiary Satisfaction Report Card

The contractor will benchmark each satisfaction “Report Card” metric after the first six months of health care delivery and will achieve no less than 3% overall improvement each option year.

p. Correspondence

The contractor will provide final responses to 95% of routine written inquiries within 15 calendar days of receipt.

q. Priority Correspondence

The contractor will provide final responses to 90% of priority written inquiries within 10 calendar days of receipt.

r. Debt Collection Assistance Office - Collection Actions against Beneficiaries

The contractor will meet required response time for problem resolution: 90% within 10 days. The date of resolution is the date a final, case-specific response is furnished to the Debt Collection Assistance Officer (DCAO).

s. Interactive Voice Response (IVR) and Web Availability

The contractor will ensure that access to IVR capabilities will be available to callers 98% of the time.

t. The contractor will ensure the contractor’s web site and its subcontractor’s web sites will be available 98% of the time.

u. TRICARE Service Center Operations

The contractor will establish TRICARE Service Centers within 5 miles of the installation being supported in 100% of the situations in which sufficient space is not available on the installation.

v. The contractor will ensure that an appropriate member of the TSC staff will be available to meet with the MTF Commander within 24 hours of receiving a request to meet.

w. The contractor’s staff will update MTF Capabilities and Capacities in MSR monthly, when significant changes occur such as a service closure, or when requested by the MTF to make changes, within one working day of verification of the change.

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x. The contractor will ensure that an appropriate member of the TSC staff will return calls on routine matters from the MTF Commander and senior staff within one working day.

y. The contractor will establish TSCs such that no less than 85% of Prime-eligible beneficiaries in the entire South Region are within 40 miles of a TSC.

z. The contractor will maintain a sufficient supply of education and marketing materials, including VA and CHAMPVA materials when provided by the DVA, at all TSCs such that requests for these materials will be fulfilled 95% of the time.

aa. Maps and directions to provider’s practice locations will be available for 98% of network providers.

bb. Health Care Finder Services

Beneficiaries calling the provider locator service to seek a provider will be directed to a provider 100% of the time.

cc. The contractor will maintain Resource Guides that describe DoD programs and applicable community, state and federal health care and related resources available at 100% of the TSCs.

dd. Resource Guides will be updated, at least quarterly, 100% of the time when information has changed.

ee. Telephone Services

The contractor will operate centralized toll-free customer service centers from 8:00 a.m. to 7:00 p.m., Eastern Standard Time, Monday through Friday (excluding federal holidays).

ff. Enrollment

The contractor will process 80% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 5 workdays after receipt.

The contractor will process 95% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 8 workdays after receipt.

The contractor will process 100% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 10 workdays after receipt

The contractor will complete 95% of all requests for enrollment processing corrections (without system or data errors) in 2 workdays after receipt.

The contractor will complete 100% of all requests for enrollment processing corrections (without system or data errors) in 5 workdays after receipt.

The contractor will ensure that 99% of all enrollment and disenrollment forms received at the TSC each day will be electronically routed to the contractor Central Enrollment and Billing Office on the same day, and 100% will be routed no later than the next working day.

The contractor will make automated outbound calls advising beneficiaries that their enrollment application processing has been completed on the next working day following completion of processing of the application 99% of the time.

The contractor will reproduce TRICARE Enrollment and Disenrollment forms and have them available in 100% of the TSCs, 100% of the time.

Beneficiaries may request enrollment and disenrollment forms by calling the contractor’s toll-free number and forms will be sent within 5 business days of the request 98% of the time.

Beneficiaries can obtain enrollment and disenrollment forms from the contractor web site, which will be available 98% of the time.

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SECTION H

SPECIAL CONTRACT REQUIREMENTS

The contractor will process active duty enrollments in such a way that the standards applicable to all other enrollments are met 100% of the time.

The contractor’s Technical Team Leads will quality check 100% of the work accomplished by new enrollment processors for a minimum of three weeks.

The contractor will update the written agreements that specify PCM assignment locations for enrollees and are attachments to the MTF-specific Memoranda of Understanding on a monthly basis.

TSC Managers will notify the contractor’s Central Enrollment and Billing Office of any changes made to enrollment protocols by MTF Commanders within one business day, 100% of the time.

gg. Billing

The contractor will make automated outbound calls to enrollees whose accounts are delinquent to encourage payment beginning on the first business day following the 16th of the month 99% of the time.

hh. Recruiting and Placement

The contractor requires that Patient Care Coordinators be a licensed RN with at least 3 years of clinical nursing experience.

The contractor requires that Case Managers be either:

a licensed RN with at least 3 years of clinical experience and 2 years of relevant case management experience, or a Licensed Master Social Worker (LMSW) with a minimum of three years clinical experience and a certification in the field of case management, as recognize by the Case Management Society of America.

The contractor requires that a Quality Management nurse be a licensed RN and have at least 3 years of clinical experience and 2 years of relevant utilization review or quality assurance experience.

For Behavioral Health Patient Coordinators, Case Managers and Quality Management staff, the contractor will require either:

a licensed RN with the same years experience as the Patient Care Coordinators, Case Managers, and Quality Management clinicians mentioned above, or doctoral level clinical psychologists, masters level clinical social workers, or masters level marriage and family therapists with the same years experience as the Patient Care Coordinators, Case Managers, and Quality Management clinicians mentioned above.

ii. Data Access/Information Management

The contractor will provide mainframe system screen response time for read only access to claims data in 5 seconds or less, 98% of the time.

The contractor will provide access to the TRICARE DataMart 24/7, except for scheduled maintenance periods.

The contractor will provide centralized new hire and refresher training to Government-authorized users each quarter.

The contractor will ensure that TRICARE DataMart users will receive call-backs to data or functional questions within 4 hours of the initial call 80% of the time during functional support hours.

The contractor will provide unlimited read-only off-site electronic access to all TRICARE related data maintained in the contractor’s TRICARE DataMart.

The contractor will make Stoplight and Shoebox reports available online monthly to MTF staff in the South contract.

The contractor will provide toll-free technical support 24 hours per day/7 days per week.

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SECTION H

SPECIAL CONTRACT REQUIREMENTS

Functional support including data format inquiries will be available 8:00 a m. to 5:00 p m. Eastern Standard Time, Monday through Friday, excluding holidays

jj. Information Technology

The contractor will provide automated processes for compliance reporting against all proposed TMA and contractor standards.

kk. Beneficiary Marketing and Education

The contractor will mail MTF promotional information and TRICARE educational material, contingent upon availability of the information from TMA, quarterly, at a minimum, to at least 95% of the beneficiaries who submit a claim for payment. The contractor will modify the contents of the EOB Tip Sheets to include information about the quality and availability of services in the MTFs and market the TRICARE Prime program. The contractor will mail the information, if available from TMA, with each EOB mailing. The goal is to change the informational contents of the Tip Sheet quarterly, at a minimum.

The contractor will distribute, through various effective means approved by the Government, quarterly newsletters and monthly bulletins to all specified recipients within 15 workdays of receiving the newsletters and bulletins from TMA.

ll. Provider Marketing

The contractor will distribute, through various means approved by the Government, quarterly provider newsletters and monthly bulletins to all specified recipients within 15 workdays of receiving the newsletters and bulletins.

mm. RESERVED

nn. Case/Disease Management

The diagnostic codes on the referral or authorization entered into MSR will be checked against the contractor case and disease management list for 100% of referrals to identify case or disease management candidates. The contractor’s case managers will attempt initial contact with potential case management candidates within 3 working days of the case referral date.

The contractor will assign the case to a case manager or coordinator within 1 working day of notification of a non-urgent patient transfer (excludes MTF to MTF transfers).

The contractor staff receiving the referral for case management will telephonically notify the contractor case manager or coordinator for urgent transfers. The contractor case manager or coordinator will begin the coordination within 2 hours of being assigned the urgent transfer case.

The contractor will provide written notice to the beneficiary advising them of the impending transfer to a network facility or MTF within one working day of the notification of the transfer decision.

oo. Demand Management

The contractor will make demand management e-health resources available to 100% of MHS beneficiaries.

pp. Referral Management

Referrals, regardless of source, will be entered into the contractor’s Medical Service Review (MSR) System 100% of the time.

MSR will verify that the type of service is a TRICARE benefit on every referral and authorization processed by the contractor.

The contractor will generate a letter to notify beneficiaries when a referral or pre-authorized service is a non-covered benefit within 1 working day of receipt of complete referral information.

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Modification P00526

SECTION H

SPECIAL CONTRACT REQUIREMENTS

qq. Prevention and Wellness

The contractor will support improving HEDIS success rates by generating age/gender specific Health Awareness Letters to 100% of enrolled Prime beneficiaries with civilian PCMs notifying them of wellness exams and preventive procedures based on age and gender and recommendations of the U.S. Preventive Services Task Force.

The contractor will mail 6-month follow-up letters to beneficiary's PCM if no claims received for the service that was the subject of the Health Awareness Letter mailing 6 months earlier.

On a quarterly basis, the contractor will submit a report to the Regional Director on the impact of the Health Awareness Letter program.

rr. Clinical Quality Management Program

100% of urgent potential quality of care issues will be referred to the the contractor Regional Medical Director immediately upon identification.

The contractor will monitor and produce monthly practice pattern profile reports based on all claims data for a one-year period to review the clinical quality of network providers’ performance.

The contractor will close 95% of open potential quality indicator cases within 60 days of identification.

ss. MTF Collaboration

The contractor will provide each MTF with referral information concerning any MTF enrollee within 24 hours of issuing a referral. Information related to urgent care referrals for MTF-enrollees who are referred to a civilian provider will be communicated within 2 hours.

The contractor will conduct orientation briefings for newly assigned South contract senior Government staff, as requested.

Contingency Program: The contractor will develop and implement a contingency program, in conjunction with each MTF, and provide the documented program to the Regional Director for 85% of the MTFs in the South Region within 3 months following the start of option period I. The contractor will provide documented contingency programs for 100% of MTFs within six months following the start of option period I.

MTF and Network Provider Collaboration: The contractor will facilitate provider collaboration between MTF and civilian providers to enhance relationships, optimize MTF care and increase satisfaction. Frequency of these meetings will be determined through MTF and the contractor collaboration and will be identified in each MOU. The contractor will participate in all of the meetings, as defined by the MOU. The contractor will notify civilian network providers, arrange meeting location and logistics, and facilitate meetings. The contractor will identify MTF and/or community issues or concerns for discussion and present a proposed agenda to the MTF Commander two weeks prior to scheduled meeting.

TSC/MTF Process Working Group Meetings: The contractor will facilitate and participate in TSC/MTF Process Working Groups to enhance collaboration, integration of services, address issues and/or changes and promote consistent education of all beneficiary information sources. Frequency and responsibilities for these meetings will be identified through the contractor and MTF collaboration and specified in the MOU. The contractor will participate in all of the meetings, as defined by the MOU. The contractor will facilitate TSC/MTF Process Working Group Meetings. Summary of issues, resolutions and ongoing processes will be reported through Administrative Coordination Meetings.

tt. Network Development

The contractor will submit the Network Implementation Plan 90 Days after contract award. The plan will include network goals by the contractor-defined Prime service area.

The contractor will provide a region-wide average distance to a PCM of less than 5 miles, and an average distance to a specialist and hospital of less than 15 miles.

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SECTION H

SPECIAL CONTRACT REQUIREMENTS

The contractor will resolve 100% of network inadequacies in accordance with submitted corrective action plans.

The contractor network will be URAC accredited no later than 18 months after the start of health care delivery in the entire South contract area.

(1) Provider Directory

The contractor will maintain an accurate, up-to-date list of network providers in a web-based format that meets all the requirements in Paragraph C-7.18. In addition, the contractor will provide TMA designated entities and MTFs with the following: 1) On-line discrepancy notification capability; 2) Current reconciliation report that displays status of submitted discrepancies with corrections accomplished within 3 days of submitted notification; 3) Up to 20 printed copies of the most current electronic provider directory on a bi-weekly basis and as requested and 4) Electronic access to latest printed directory.

(2) Provider Education

The contractor will provide at least one on-site visit annually for each PCM or group of PCMs who have more than 50 beneficiaries assigned. These visits will address the unique requirements and responsibilities for PCMs.

The contractor will conduct provider orientation / initial provider education within 30 days of effective date of contract for 98% of new providers.

The contractor will provide two seminars per year, at a minimum, for network providers and network hospitals in each of the contractor-defined Prime delivery areas.

The contractor will provide one seminar per year for non-network providers in each of the contractor-defined Prime delivery areas.

The contractor will ensure that network providers are trained in and comply with the provisions of the President’s Advisory Commission on Consumer Protection and Quality in the Health Care Industry's Consumer Bill of Rights and Responsibilities with particular emphasis on information disclosure, beneficiary participation in treatment decisions and respect and nondiscrimination.

(3) Provider Relations

When a provider contacts a provider education and relations representative for assistance in resolving a problem, the provider representative will contact the provider with a status within 2 workdays, 95% of the time.

100% of the contractor’s contracted acute care medical/surgical hospitals will be contacted within 60 days of joining the network and encouraged to become members of the National Disaster Medical System (NDMS).

uu. Optimization Planning

The contractor will provide initial optimization training to any MTF staff that has not been trained in the past year no later than the start of health care delivery.

The contractor will provide optimization training to each MTF within 45 days of a request.

vv. Quality Management

The contractor will ensure that for all items entered into the Suspense Control System, 98% of all required actions will be completed on or before the established suspense date.

The contractor will conduct random monthly telephone surveys on beneficiary satisfaction, using a sample large enough to obtain 1,500 beneficiary responses in order to yield a statistically significant result with at least a 90% confidence level with a precision of 2%.

The contractor will conduct random monthly web surveys on beneficiary satisfaction, using a sample large enough to obtain 150 beneficiary responses in order to yield a statistically significant result with at least a 90% confidence level with a precision of 2% when the monthly data is aggregated quarterly.

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Modification P00526

****Includes confidential material omitted and filed separately with the Commission.

SECTION H

SPECIAL CONTRACT REQUIREMENTS

By the tenth of the month following the month to which the data pertains, the contractor will calculate a satisfaction “Report Card” for senior leadership review that tracks and trends specifically identified satisfaction metrics each month.

All TRICARE Network (credentialed) providers will have a criminal history screening and/or criminal history check prior to beginning service.

In addition to meeting the stated requirement for blockage in the TRICARE Operations Manual, the contractor will have blockage of no more than 2% of the calls in a weekly aggregate.

ww. Resource Sharing

The contractor will provide 50% of resource sharing clinical personnel for the MTF's credential review within 60 calendar days of receiving the approved resource sharing agreement, and 100% within 90 calendar days.

The contractor will provide 50% of the administrative support personnel fulfilling the requirements of the resource sharing agreement within 25 calendar days of receiving the approved resource sharing agreement, and the remaining 100% within 45 calendar days.

The contractor will provide a completed cost analysis for 75% of the requests within 20 calendar days of receipt of request from the MTF, and 100% within 30 calendar days.

The contractor will provide a monthly financial analysis of each resource sharing agreement, utilizing the evaluation criteria and financial targets.

The contractor will deliver the resource sharing plan with MTF-specific cost and savings projections within 180 days after contract award.

The contractor will provide a plan for transitioning resource sharing agreements in prior contracts (which expire prior to or at the start of health care delivery) within 15 calendar days of the Transition Specifications Meeting. The plan will address how the contractor will minimize potential disruption and include gross savings, costs, net savings and reported workload for the most recent two option periods.

The contractor will identify and present resource-sharing opportunities with estimated gross savings of at least $5 million annually for the area. The contractor will monitor the progress of accepted agreements and will provide quarterly reports to the Regional Director.

The contractor will conduct a resource sharing capability assessment for each MTF within 180 days after contract award.

xx. The contractor will:

•	be URAC utilization management accredited throughout the contract period

•	achieve URAC accreditation for provider network within 18 months of start of health care delivery

•	enhance its Interactive Voice Response (IVR) system to do outbound notice of completed enrollment, primary care manager changes, and receipt of payment

•	update its Central Provider Database every 24 hours; standard-electronic on-line directory will be current to within 3 calendar days

•	provide a minimum of **** TRICARE Service Centers

•	notify the beneficiary by telephone for urgent referrals

•	use Claim Review in addition to Claim Check

•	provide eZ TRICARE free to providers; pay all set-up fees and transaction fees for network providers

•	provide a toll-free telephone access audio library that is available 24 hours a day, 7 days a week, and has a minimum of 200 healthcare topics available

H.14. Idemnification and Medical Liability

The contractor is responsible for determining the medical malpractice coverage required in the state (including state risk pools if applicable) for each network provider (both professional and institutional), and ensuring that each network provider is in compliance with this standard. In the absence of state law requirement for medical malpractice insurance coverage, the contractor is

MDA906-03-C-0010	H-25
Modification P00526

SECTION H

SPECIAL CONTRACT REQUIREMENTS

responsible for determining the local community standard for medical malpractice coverage, and the contractor must maintain the documentation evidencing both the standard and compliance by network providers. In no case shall a network provider not have medical malpractice coverage.

The contractor agrees to be solely liable for and expressly agrees to indemnify the government for the costs of defense and any liability resulting from services provided to MHS eligible beneficiaries or, in the alternative, the contractor agrees that all network provider agreements used by the contractor shall contain a requirement, directly or indirectly by reference to applicable regulations or TMA policies, that the provider agrees to indemnify, defend and hold harmless TMA and the Government from any and all claims, judgments, costs, liabilities, damages and expenses, including attorney’s fees, whatsoever, arising from any acts or omissions in the provision of medical services by the provider to MHS eligible beneficiaries.

Each network provider agreement must indicate the required malpractice coverage. Evidence documenting the required coverage of each network provider under the contract shall be provided to the Contracting Officer upon request. The Contacting Officer, after consulting with the contractor, retains the authority to determine whether state and/or local requirements for medical malpractice coverage have been met by a network provider and whether the contractor has documented the required coverage.

MDA906-03-C-0010	H-26
Modification P00526

SECTION I

CONTRACT CLAUSES

I.17. 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)

(Reference 205.470-2)

I.18. 52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

(Reference 9.409)

I.19. 252.209-7000 ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)

(Reference 209.103-70)

I.20. 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

(Reference 209.409)

I.21. 52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

(Reference 11.604)

I.22. 52.215-2 AUDIT AND RECORDS—NEGOTIATION (JUNE 1999)

(Reference 15.209)

I.23. 52.215-8 ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)

(Reference 15.209)

I.24 52.215-11 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.25. 52.215-13 SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.26. 52.215-15 PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)

(Reference 15.408)

I.27. 52.215-18 REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)

(Reference 15.208(j))

I.28. 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.29. 52.216-7 ALLOWABLE COST AND PAYMENT (FEB 2002) (Reference 16.307(a)

I.30. 252.215-7000 PRICING ADJUSTMENTS (DEC 1991)

(Reference 215.408)

I.31. 252.215-7002 COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)

(Reference 215.408(2))

I.32. 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(Reference 217.7405)

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SECTION I

CONTRACT CLAUSES

I.33. 52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)

(Reference 19.708)

I.34. 52.219-9 SMALL BUSINESS SUBCONTRACTING PLAN (APR 2008)—ALTERNATE II (OCT 2001) (Reference 19.708(b)

I.35. 252.219-7003 SMALL SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996) (Reference 219.708(b)(1)(A)

I.36. 52.219-16 LIQUIDATED DAMAGES—SUBCONTRACTING PLAN (JAN 1999)

(Reference 19.708)

I.37. 52.222-1 NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)

(Reference 22.103-5)

I.38. 52.222-3 CONVICT LABOR (JUNE 2003)

(Reference 22.202)

I.39. 52.222-21 PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

(Reference 22.810)

I.40. 52.222-26 EQUAL OPPORTUNITY (APR 2002)

(Reference 22.810(e))

I.41. 52.222-35 EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

(Reference 22.1310(a)(1))

I.42. 52.222-36 AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

(Reference 22.1408)

I.43. 52.222-37 EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

(Reference 22.1310(b))

I.44. 52.223-6 DRUG-FREE WORKPLACE (MAY 2001)

(Reference 23.505)

I.45. 52.223-14 TOXIC CHEMICAL RELEASE REPORTING (JUNE 2003)

(Reference 23.907)

I.46. 252.223-7004 DRUG-FREE WORK FORCE (SEP 1988)

(Reference 223.570-4)

I.47. 52.224-1 PRIVACY ACT NOTIFICATION (APR 1984)

(Reference 24.104)

I.48. 52.224-2 PRIVACY ACT (APR 1984)

(Reference 24.104)

I.49. 52.225-13 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUNE 2003)

(Reference 25.1103)

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Modification P00526

SECTION I

CONTRACT CLAUSES

I.111. 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 calendar days provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 calendar days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 7 years and 10 months.

(End of clause)

I.112. 52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)

Funds are not presently available for performance under this contract beyond 30 Sep 2004/ 2005/ 2006/ 2007/ 2008 as applicable to option periods. The Government's obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 30 Sep 2004/ 2005/ 2006/ 2007/ 2008 as appicable to option periods until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

(End of clause)

I. 113. 252.232-7010 LEVIES ON CONTRACT PAYMENTS (SEP 2005)

(a) 26 U.S.C. 6331(h) authorizes the Internal Revenue Service (IRS) to continuously levy up to 100 percent of contract payments, up to the amount of tax debt.

(b) When a levy is imposed on a payment under this contract and the levy will jeopardize contract performance, the Contractor shall promptly notify the Procuring Contracting Officer and provide—

(1) The total dollar amount of the levy;

(2) A statement that the levy will jeopardize contract performance, including rationale and adequate supporting documentation; and

(3) Advice as to whether the inability to perform may adversely affect national security, including rationale and adequate supporting documentation.

(c) DoD shall promptly review the Contractor’s assessment and provide a notification to the Contractor including–

(1) A statement as to whether DoD agrees that the levy jeopardizes contract performance; and

(2) If the levy jeopardizes contract performance and the lack of performance will adversely affect national security, the total amount of the monies collected that should be returned to the Contractor; or

(3) If the levy jeopardizes contract performance but will not impact national security, a recommendation that the Contractor promptly notify the IRS to attempt to resolve the tax situation.

(d) Any DoD determination under this clause is not subject to appeal under the Contract Disputes Act.

(End of clause)

I.114. 52.243-7 NOTIFICATION OF CHANGES (APR 1984)

(a) Definitions. “Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer. “Specifically Authorized Representative (SAR)”, as used in this clause, means any person the Contracting

MDA906-03-C-0010	I-12
Modification P00526

SECTION J

LIST OF ATTACHMENTS

Attachment 1	CHAMPVA Fact Sheet 01-16 For Outpatient Providers and Office Managers

Attachment 2	DD Form X404, 990924 Draft - TRICARE Prime Enrollment Application and

PCM Change Form

Attachment 3	DD Form XXXX – TRICARE Disenrollment Application

Attachment 4	DEERS Point-in-Time Extract Adjustments

Attachment 5	CAP/DME Recoupment - Set of Requirements

5-1 Informational Letter to the Contractor, Direction for Establishing Capital & Direct Medical Education (CAP/DME) Overpayment Recoupment Cases, October 30, 2008.

5-2 Statement of Work, Implementation Instructions Recovery of Capital and Direct Medical Education Cost for Calendar Years 1992 – 2004, undated, (The Implementation Instructions are also considered to be a part of Section C).

5-3 Compact Disc (CD), containing initial demand letters and supporting documentation for each recoupment case, Dated 10/28/08.

Attachment 6	Approved Locality Waivers for Reimbursement

Attachment 7	Performance Work Statement, Hurricane Katrina Response Program, September 23, 2005

Attachment 8	a. List of Data Package Contents and Reference Files

b. List of Government Equipment and Facilities

Attachment 9	Intermediate Commands Requiring Read-Only Access to Contractor’s Data Warehouse

Attachment 10	National Quality Forum, “Serious Reportable Events in Healthcare”

Attachment 11	December 2002 DMIS ID Table

Attachment 12	Subcontracting Plan

Attachment 13	List of TRICARE Service Centers

Attachment 14	Update to Philippine Claims Processing Procedures

Attachment 15	Subcontracting Plan dated January 8, 2009 for OP VI, OP VII and OP VIII

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